UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number   811-2183
                                   ---------------------------------------------

                         MassMutual Corporate Investors
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               1500 Main Street, Suite 600, Springfield, MA 01115
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip code)


                 Stephen L. Kuhn, Vice President and Secretary
               1500 Main Street, Suite 2800, Springfield, MA 01115
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  413-226-1000
                                                    ----------------------------

Date of fiscal year end:  12/31
                          ------------------

Date of reporting period: 6/30/05
                          ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORT TO STOCKHOLDERS.

         Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

                                   MassMutual
                                    CORPORATE
                                   INVESTORS




















                               REPORT for the SIX
                              MONTHS ENDED 6/30/05

MASSMUTUAL CORPORATE INVESTORS
    c/o Babson Capital Management LLC
    1500 Main Street, Suite 600
    Springfield, Massachusetts 01115
    (413) 226-1516

ADVISER
    Babson Capital Management LLC
    1500 Main Street
    Springfield, Massachusetts 01115

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
    KPMG LLP
    Boston, Massachusetts 02110

COUNSEL TO THE TRUST
    Ropes & Gray LLP
    Boston, Massachusetts 02110

CUSTODIAN
    Citibank, N.A.
    New York, New York 10043

TRANSFER AGENT & REGISTRAR
    Shareholder Financial Services, Inc.
    P.O. Box 173673
    Denver, Colorado 80217-3673
    1-800-647-7374


Internet website: www.babsoncapital.com/mci



                         INVESTMENT OBJECTIVE AND POLICY

MassMutual Corporate Investors (the "Trust") is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol "MCI". The Trust's share price can be found in the financial section of most newspapers as "MassCp" or "MassMuInv" under the New York Stock Exchange listings.

The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield while providing an opportunity for capital gains. The Trust's principal investments are privately placed, below-investment grade, long-term corporate debt obligations with equity features such as warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers, which tend to be smaller companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks.

Babson Capital Management LLC manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders quarterly in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.


                                    FORM N-Q

MassMutual Corporate Investors files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov; and
(ii) at the U.S. Securities and Exchange Commission's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.


             PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD

The Trustees of MassMutual Corporate Investors have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC. A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, tollfree 866-399-1516; (2) on MassMutual Corporate Investors' website: http://www.babsoncapital.com/mci; and (3) on the U.S. Securities and Exchange Commission ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on MassMutual Corporate Investors' website: http://www.babsoncapital.com/mci; and (2) on the SEC's website at http://www.sec.gov.

TO OUR SHAREHOLDERS

August 9, 2005

We are pleased to present the June 30, 2005 Semi-Annual Report of MassMutual Corporate Investors (the "Trust"). At the Trust's Quarterly Board of Trustees Meeting, which was held on July 15, 2005, the Trustees announced that Stuart H. Reese had stepped down as Trustee and Chairman of the Board of Trustees as a result of his new position as President and CEO of Massachusetts Mutual Life Insurance Company ("MassMutual"). Subsequently, Roger W. Crandall, former President of the Trust, was appointed as a Trustee and elected to succeed Mr. Reese as Chairman of the Board of Trustees. Mr. Crandall currently serves as Chairman of Babson Capital Management LLC ("Babson"), the Trust's investment advisor, and Executive Vice President and Chief Investment Officer of MassMutual, Babson's parent company. In addition, the Trustees appointed Michael
H. Brown as a Trustee, thereby increasing the size of the Board from seven to eight. Mr. Brown recently retired from Morgan Stanley, where he held the role of Managing Director in the Fixed Income Division. Mr. Brown has 24 years of investment experience.

The Board of Trustees elected me, Clifford M. Noreen, to succeed Mr. Crandall as President of the Trust at their July 15, 2005 meeting. I was previously a Vice President of the Trust, and am currently the head of the Corporate Securities Group at Babson, where I oversee all corporate credit related investments, including public and private bonds, mezzanine, and private equity investments, as well as structured credit products. Prior to this role, I was responsible for all public corporate bond investments for Babson. I look forward to serving as President of the Trust.

The Trust's Board of Trustees declared a quarterly dividend of 46 cents per share, payable on August 12, 2005 to shareholders of record on July 29, 2005. A dividend of 46 cents per share was paid in the previous quarter.

U.S. equity markets, as measured by several broad market indices, posted mixed returns. During the quarter ended June 30, 2005, large stocks, as approximated by the Dow Jones Industrial Average, decreased 1.63%, while smaller stocks, as approximated by the Russell 2000 Index, increased 4.32%. For the six months ended June 30, 2005, returns were -3.65% and -1.25%, respectively. U.S. fixed income markets, as measured by selected indices, increased during the quarter. The Lehman Brothers Government/Credit Index and the Lehman Brothers U.S. Corporate High Yield Index increased 3.44% and 2.76%, respectively, for the quarter. For the six months ended June 30, 2005, returns were 2.75% and 1.11%, respectively.

For the quarter ended June 30, 2005, the Trust earned 47 cents per share. The Trust earned 46 cents per share in the previous quarter. The Trust's net assets as of June 30, 2005 totaled $233,074,253 or $25.82 per share compared to $224,686,048 or $24.94 per share on March 31, 2005. This translated into a portfolio return of 5.47% for the quarter, and 8.07% for the six months ended June 30, 2005, based on the change in the Trust's net assets assuming the reinvestment of all dividends. Long term, the Trust's portfolio had average annualized returns of 21.79%, 11.18%, 14.97%, and 15.30% for the 1-, 5-, 10- and
25- year time periods ended June 30, 2005, respectively, based on change in net assets with the reinvestment of all dividends.

During the quarter, the Trust made private placement investments in three new issuers and closed one "follow on" investment, totaling approximately $6.9 million. The follow on investment purchased by the Trust was in Tomah Holdings, Inc. The three new issuers the Trust invested in were AmerCable, Inc., Arrow Tru-Line Holdings, Inc., and Consolidated Foundries Holdings. The weighted average coupon of these investments was 12.00%. (A brief description of these investments can be found in the Schedule of Investments.)

Thank you for your continued interest in and support of MassMutual Corporate Investors.

Sincerely,

/s/ Clifford M. Noreen

Clifford M. Noreen
President




PORTFOLIO COMPOSITION AS OF 06/30/05*

[PIE CHART APPEARS HERE]

Public High
Yield Debt 31%

Public Equity 4%

Private/Restricted
Equity 15%

Private Investment
Grade Debt 3%

Private High
Yield Debt 39%

Cash & Short Term
Investments 8%

*Based on market value of total investments

CONSOLIDATED STATEMENT OF                         MASSMUTUAL CORPORATE INVESTORS
ASSETS AND LIABILITIES

June 30, 2005
(Unaudited)



ASSETS:
Investments
   (See Consolidated Schedule of Investments)
  Corporate restricted securities at fair value
   (Cost - $162,564,816)                                          $ 161,345,878
  Corporate public securities at market value
   (Cost - $72,041,181)                                              75,877,534
  Short-term securities at cost plus earned discount which
   approximates market value                                         16,646,292
                                                                  -------------
                                                                    253,869,704
Cash                                                                  3,056,767
Interest receivable                                                   4,926,162
Receivable for investments sold                                       3,113,140
Other assets                                                             12,805
                                                                  -------------
    TOTAL ASSETS                                                  $ 264,978,578
                                                                  =============

LIABILITIES:
Payable for investments purchased                                 $     937,844
Management fee payable                                                  853,382
Note payable                                                         20,000,000
Revolving Credit Agreement                                            9,000,000
Interest payable                                                        215,183
Accrued expenses                                                        119,402
Accounts payable                                                         40,788
Accrued taxes payable (See Footnote 2.D)                                737,726
                                                                  -------------
    TOTAL LIABILITIES                                                31,904,325
                                                                  =============

NET ASSETS:
Common shares, par value $1.00 per share; an unlimited
number authorized                                                     9,028,531
Additional paid-in capital                                          105,546,598
Retained net realized gain on investments, prior years              100,547,585
Undistributed net investment income                                   5,559,944
Undistributed net realized gain on investments                       10,510,549
Net unrealized appreciation of investments                            1,881,046

    TOTAL NET ASSETS                                                233,074,253
                                                                  -------------
    TOTAL LIABILITIES AND NET ASSETS                              $ 264,978,578
                                                                  =============
COMMON SHARES ISSUED AND OUTSTANDING                                  9,028,531
                                                                  =============
NET ASSET VALUE PER SHARE                                         $       25.82
                                                                  =============

                 See Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------
2

CONSOLIDATED STATEMENT OF OPERATIONS              MASSMUTUAL CORPORATE INVESTORS

For the six months ended June 30, 2005
(Unaudited)



INVESTMENT INCOME:
Interest                                                          $  11,079,490
Dividends                                                               246,209
                                                                  -------------
    TOTAL INVESTMENT INCOME                                          11,325,699
                                                                  -------------

EXPENSES:
Management fees                                                       1,582,418
Interest                                                                909,469
Trustees' fees and expenses                                              90,000
Transfer agent/registrar's expenses                                      24,000
Reports to shareholders                                                  60,000
Professional fees                                                       175,200
Other                                                                    51,067
                                                                  -------------
    TOTAL EXPENSES                                                    2,892,154
                                                                  -------------
NET INVESTMENT INCOME ($0.93 PER SHARE)                               8,433,545
                                                                  -------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                      8,120,138
Net change in unrealized appreciation of investments before taxes     1,739,449
Provision for taxes                                                    (929,143)
                                                                  -------------
    NET GAIN ON INVESTMENTS                                           8,930,444
                                                                  -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  17,363,989
                                                                  =============


                 See Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENT OF CASH FLOWS              MASSMUTUAL CORPORATE INVESTORS

For the six months ended June 30, 2005
(Unaudited)



NET DECREASE IN CASH:
Cash flows from operating activities:
  Interest and dividends received                                 $   9,533,199
  Interest expense paid                                                (904,598)
  Operating expenses paid                                            (1,809,819)
  Income taxes paid                                                  (2,403,067)
                                                                  -------------
    NET CASH PROVIDED BY OPERATING ACTIVITIES                         4,415,715
                                                                  -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases/Proceeds/Maturities from short-term portfolio
    securities, net                                                 (14,261,773)
  Purchase of portfolio securities                                  (42,832,447)
  Proceeds from disposition of portfolio securities                  60,587,075
                                                                  -------------
    NET CASH PROVIDED BY INVESTING ACTIVITIES                         3,492,855
                                                                  -------------
    NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES           7,908,570
                                                                  -------------
Cash flows from financing activities:
  Cash dividends paid from net investment income                    (10,788,334)
  Receipts for shares issued on reinvestment of dividends             1,349,414
                                                                  -------------
    NET CASH USED FOR FINANCING ACTIVITIES                           (9,438,920)
                                                                  -------------

NET DECREASE IN CASH                                                 (1,530,350)
Cash - beginning of year                                              4,587,117
                                                                  -------------
CASH - END OF PERIOD                                              $   3,056,767
                                                                  =============

Reconciliation of net increase in net assets to net cash provided by operating and investing activities:

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  17,363,989
                                                                  -------------
  Increase in investments                                            (6,643,466)
  Increase in interest and dividends receivable                      (1,213,301)
  Increase in receivable for investments sold                        (1,117,505)
  Increase in other assets                                              (12,805)
  Increase in payable for investments purchased                         827,844
  Increase in management fee payable                                    227,307
  Increase in interest payable                                            4,871
  Decrease in accrued expenses                                          (95,228)
  Increase in accounts payable                                           40,788
  Decrease in accrued taxes payable                                  (1,473,924)
                                                                  -------------
    TOTAL ADJUSTMENTS TO NET ASSETS FROM OPERATIONS                  (9,455,419)
                                                                  -------------
    NET CASH PROVIDED BY OPERATING AND INVESTING ACTIVITIES       $   7,908,570
                                                                  =============


                 See Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------
4

CONSOLIDATED STATEMENTS OF                        MASSMUTUAL CORPORATE INVESTORS
CHANGES IN NET ASSETS

For the six months ended June 30, 2005 and the year ended December 31, 2004




                                                    For the six
                                                    months ended     For the
                                                     06/30/2005     year ended
                                                    (Unaudited)     12/31/2004
                                                   -------------  -------------
INCREASE IN NET ASSETS:

OPERATIONS:
    Net investment income                          $   8,433,545  $  17,949,347
    Net realized gain on investments before taxes      8,120,138      7,032,428
    Net change in unrealized appreciation of
       investments before taxes                        1,739,449     19,012,223
    Provision for taxes                                 (929,143)    (2,377,709)
                                                   -------------  -------------
    Net increase in net assets resulting from
       operations                                     17,363,989     41,616,289

    Receipts for shares issued on reinvestment
       of dividends                                    1,349,414      2,432,514
       Common shares issued (2005 - 50,104;
       2004 - 105,634)


Dividends to shareholders from:
    Net investment income (2005 - $0.46 per share;
       2004 - $2.16 per share)                        (4,144,298)   (19,329,769)
                                                   -------------  -------------

       TOTAL INCREASE IN NET ASSETS                   14,569,105     24,719,034

NET ASSETS, BEGINNING OF YEAR                        218,505,148    193,786,114
                                                   -------------  -------------

NET ASSETS, END OF PERIOD / YEAR                   $ 233,074,253  $ 218,505,148
                                                   =============  =============





                 See Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS        MASSMUTUAL CORPORATE INVESTORS

Selected data for each common share outstanding:



                                      For the
                                     six months
                                       ended                           For the years ended December 31,
                                     06/30/2005    -----------------------------------------------------------------------
                                    (Unaudited)        2004           2003           2002           2001           2000
                                    -----------    -----------    -----------    -----------    -----------    -----------
Net asset value:
    Beginning of year               $     24.34    $     21.84    $     19.40    $     20.07    $     20.74    $     22.00

Net investment income                      0.93           2.00           1.44           1.53           1.70           1.96
Net realized and unrealized gain
    (loss) on investments                  0.99           2.64           2.83          (0.59)         (0.53)         (0.46)
                                    -----------    -----------    -----------    -----------    -----------    -----------

Total from investment operations           1.92           4.64           4.27           0.94           1.17           1.50
                                    -----------    -----------    -----------    -----------    -----------    -----------
Dividends from net investment
    income to common shareholders         (0.46)         (2.16)         (1.84)         (1.44)         (1.79)         (1.96)

Distributions from net realized
    gain on investments to common
    shareholders                           0.00           0.00           0.00          (0.18)         (0.09)         (0.80)

Change from issuance of shares             0.02           0.02           0.01           0.01           0.04           0.00
                                    -----------    -----------    -----------    -----------    -----------    -----------
Total distributions                       (0.44)         (2.14)         (1.83)         (1.61)         (1.84)         (2.76)
                                    -----------    -----------    -----------    -----------    -----------    -----------
Net asset value:
    End of period/year              $     25.82    $     24.34    $     21.84    $     19.40    $     20.07    $     20.74
                                    -----------    -----------    -----------    -----------    -----------    -----------
Per share market value:
    End of period/year              $     29.99    $     28.50    $     22.90    $     19.49    $     20.70    $     22.00
                                    ===========    ===========    ===========    ===========    ===========    ===========
Total investment return
    Market value                           7.05%*        36.10%         27.53%          1.35%          1.88%         17.55%
    Net asset value**                      8.07%*        22.76%         22.61%          4.80%          5.91%          7.28%

Net assets (in millions):
    End of period/year              $    233.07    $    218.51    $    193.79    $    171.03    $    175.11    $    178.13

Ratio of operating expenses to
average net assets                         0.88%*         1.93%          2.04%          1.82%          1.72%          1.47%

Ratio of interest expense to
average net assets                         0.41%*         0.77%          0.82%          0.86%          0.84%          0.58%

Ratio of total expenses to
average net assets                         1.29%*         2.70%          2.86%          2.68%          2.56%          2.05%

Ratio of net investment income
to average net assets                      3.75%*         8.68%          6.95%          7.65%          8.20%          8.56%

Portfolio turnover                        18.23%*        53.45%         56.10%         34.02%         24.48%         59.75%


*  Percentages represent results for the period and are not annualized.
** Net asset value return represents portfolio returns based on change in the Trust's net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on market value due to the difference between the Trust's net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

                 See Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------
6

                                                  MASSMUTUAL CORPORATE INVESTORS

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities - 69.23%: (A)                          Principal Amount    Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------
Private Placement Investments - 62.68%
A T I ACQUISITION COMPANY
A for-profit post-secondary school serving students in
Texas, Florida and Arizona.
  12% Senior Subordinated Note due 2012                                  $   2,125,000   04/08/04   $   2,125,000   $   2,007,245
  Warrant, exercisable until 2012, to purchase
    common stock at $.02 per share (B)                                      2,323 shs.   04/08/04            --                23
                                                                                                    -------------   -------------
                                                                                                        2,125,000       2,007,268
                                                                                                    -------------   -------------
A W C HOLDING COMPANY
A manufacturer and distributor of aluminum and vinyl
windows and doors in the Southwest and Southeast regions
of the U.S.
  12% Senior Subordinated Note due 2012                                  $   2,125,000   05/18/04       1,929,934       2,035,324
  Limited Partnership interest of AWC Investments, LLC (B)                    250 uts.   05/18/04         212,500         191,251
                                                                                                    -------------   -------------
                                                                                                        2,142,434       2,226,575
                                                                                                    -------------   -------------
ADORN, INC.
A manufacturer of wall panels, cabinets, moldings and
countertops for houses and recreational vehicles.
  12.5% Subordinated Note due 2010                                       $   2,125,000   02/29/00       1,949,590       2,125,000
  Warrant, exercisable until 2010, to purchase
    common stock at $.02 per share (B)                                        364 shs.   02/29/00         307,759         343,901
                                                                                                    -------------   -------------
                                                                                                        2,257,349       2,468,901
                                                                                                    -------------   -------------
AMERCABLE, INC.
A manufacturer of electric power, instrumentation and
control cables, primarily for the mining and oil and
gas industries.
  12% Senior Subordinated Note due 2013                                  $   2,046,296   04/08/05       1,925,768       2,045,262
  Limited Partnership Interest (B)                                             79 uts.   04/07/05          78,704          70,830
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                        125 shs.   04/08/05         122,463               1
                                                                                                    -------------   -------------
                                                                                                        2,126,935       2,116,093
                                                                                                    -------------   -------------
AMERICA'S BODY COMPANY, INC./LCP HOLDING CO.
A designer and manufacturer of commercial work vehicles.
  12% Preferred Stock Series C (B)                                            395 shs.   12/16/03       1,750,000       3,500,001
  Warrant, exercisable until 2007, to purchase
    common stock at $.01 per share (B)                                         80 shs.          *         513,334               1
                                                                                                    -------------   -------------
                                                                                                        2,263,334       3,500,002
                                                                                                    -------------   -------------
AMERICAN HOSPICE MANAGEMENT HOLDING LLC
A for-profit hospice care provider in the United States.
  12% Senior Subordinated Note due 2010                                  $   2,125,000   01/22/04       1,904,408       2,188,750
  Preferred Class A Unit (B)                                                2,525 uts.   01/22/04         252,500         227,250
  Common Class B Unit (B)                                                   3,042 uts.   01/22/04            --           239,422
                                                                                                    -------------   -------------
                                                                                                        2,156,908       2,655,422
                                                                                                    -------------   -------------

*11/02/98 and 12/16/03.
--------------------------------------------------------------------------------

                                                  MASSMUTUAL CORPORATE INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities (A) (Continued)                        Principal Amount    Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------

ARROW TRU-LINE HOLDINGS, INC.
A manufacturer of hardware for residential and
commercial overhead garage doors in North America.
  12% Senior Subordinated Note due 2012                                  $   1,627,660   05/18/05   $   1,516,661   $   1,629,931
  Common Stock (B)                                                            497 shs.   05/18/05         497,340         447,606
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        130 shs.   05/18/05         112,128               1
                                                                                                    -------------   -------------
                                                                                                        2,126,129       2,077,538
                                                                                                    -------------   -------------
AUGUSTA SPORTSWEAR HOLDING CO.
A manufacturer and distributor of athletic apparel,
activewear and team uniforms.
  12% Senior Subordinated Note due 2012                                  $   1,686,800   12/31/04       1,571,674       1,707,079
  Common Stock (B)                                                            493 shs.          *         492,975         443,682
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        137 shs.   12/31/04         119,482               1
                                                                                                    -------------   -------------
                                                                                                        2,184,131       2,150,762
                                                                                                    -------------   -------------
BEACON MEDICAL PRODUCTS, INC.
A designer, manufacturer and marketer of medical air and
gas distribution systems.
  Senior Secured Floating Rate Revolving Credit
    Facility due 2007                                                    $     230,636   04/09/02         230,636         231,025
  Senior Secured Tranche A Floating Rate Note due 2008                   $     721,813   04/09/02         721,813         721,813
  12% Senior Secured Note due 2010                                       $     721,196   04/09/02         627,395         750,044
  Limited Partnership Interest of Riverside Capital
    Appreciation Fund IV, L.P. (B)                                         11.16% int.   04/09/02         152,329         141,209
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                      1,390 shs.   04/09/02         127,497         128,861
                                                                                                    -------------   -------------
                                                                                                        1,859,670       1,972,952
                                                                                                    -------------   -------------
BETA BRANDS LTD
A manufacturer of hard candy and chocolate-coated
products sold primarily to the Canadian market.
  5% Promissory Note due 2009 (B)                                        $     195,498   03/31/04         195,498            --
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                                      4,895 shs.   03/31/04               1            --
                                                                                                    -------------   -------------
                                                                                                          195,499            --
                                                                                                    -------------   -------------
BETTER MINERALS & AGGREGATES
A producer of high grade industrial and specialty
silica sands.
  14% Redeemable Preferred Stock (B)                                          997 shs.   09/30/99         545,858         108,991
  Convertible Preferred Stock Series A and B, convertible
    into common stock at $9.26 per share (B)                              126,003 shs.   12/19/96       1,166,700            --
  Common Stock (B)                                                         20,027 shs.   09/30/99         799,068            --
  Warrants, exercisable until 2005 and 2010, to
    purchase common stock at $.01 per share (B)                            11,399 shs.         **         128,502            --
                                                                                                    -------------   -------------
                                                                                                        2,640,128         108,991
                                                                                                    -------------   -------------

 *12/31/04 and 03/31/05.
**12/19/96 and 09/30/99.
--------------------------------------------------------------------------------
8

                                                  MASSMUTUAL CORPORATE INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities (A) (Continued)                        Principal Amount    Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------

BRAMPTON FASTENER CO. LTD
A value-added national distributor of maintenance, repair
and operating supplies such as fasteners, electrical
components and tools.
  Limited Partnership Interest of Brafasco Investors LLC (B)               82,500 uts.   12/31/04   $      82,500   $      74,250
                                                                                                    -------------   -------------
C & M CONVEYOR, INC.
A manufacturer and supplier of material handling systems
to the corrugated sheet and container industry.
  9.5% Senior Secured Term Note due 2007                                 $     996,235   09/13/02         996,235       1,010,056
  11% Senior Subordinated Note due 2010                                  $     838,102   09/13/02         800,508         861,633
  Common Stock (B)                                                        316,265 shs.   09/13/02         316,265         253,012
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                    137,175 shs.   09/13/02          60,250           1,372
                                                                                                    -------------   -------------
                                                                                                        2,173,258       2,126,073
                                                                                                    -------------   -------------
CAINS FOODS, L.P.
A producer of mayonnaise and sauce products for both the
retail and food service markets.
  Limited Partnership Interest (B)                                            117 uts.   09/29/95         158,369         599,276
                                                                                                    -------------   -------------
CAPESUCCESS LLC
A provider of diversified staffing services.
  Preferred Membership Interests (B)                                        1,882 uts.   04/29/00           8,396             420
  Common Membership Interests (B)                                          24,318 uts.   04/29/00         108,983           5,442
                                                                                                    -------------   -------------
                                                                                                          117,379           5,862
                                                                                                    -------------   -------------
CAPITAL SPECIALTY PLASTICS, INC.
A producer of desiccant strips used for packaging
pharmaceuticals products.
  Common Stock (B)                                                            109 shs.          *             503           2,156
                                                                                                    -------------   -------------
CHEMED CORPORATION
An operator in the residential and commercial repair-andmaintenance service industry through two wholly owned
subsidiaries, Roto-Rooter and Service America.
  Common Stock                                                             38,000 shs.   02/24/04         950,000       1,553,440
                                                                                                    -------------   -------------
COEUR, INC.
A producer of proprietary, disposable power injection
syringes.
  Senior Secured Floating Rate Revolving Credit
    Facility due 2010                                                    $      63,406   02/02/05          63,406          62,501
  8.75% Senior Secured Term Note due 2010                                $     570,652   04/30/03         570,652         590,485
  11.5% Senior Subordinated Note due 2011                                $     424,819   04/30/03         391,194         440,026
  Common Stock (B)                                                        126,812 shs.   04/30/03         126,812         114,131
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                     87,672 shs.   04/30/03          40,804             877
                                                                                                    -------------   -------------
                                                                                                        1,192,868       1,208,020
                                                                                                    -------------   -------------

*12/30/97 and 05/29/99.
--------------------------------------------------------------------------------

                                                  MASSMUTUAL CORPORATE INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities (A) (Continued)                        Principal Amount    Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------

COINING CORPORATION OF AMERICA LLC
A manufacturer of close tolerance parts and metal
stampings.
  Senior Secured Floating Rate Revolving Credit
    Facility due 2006                                                    $     140,432   01/07/02   $     140,432   $     136,954
  Senior Secured Floating Rate Tranche A Note due 2007                   $     889,517   06/26/01         889,517         833,655
  13% Senior Secured Tranche B Note due 2006                             $     648,148   06/26/01         648,148         634,061
  Limited Partnership Interest (B)                                          6.38% int.   06/26/01         324,074         259,259
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                    107,036 shs.   06/26/01          79,398           1,070
                                                                                                    -------------   -------------
                                                                                                        2,081,569       1,864,999
                                                                                                    -------------   -------------
COLIBRI HOLDINGS CORPORATION
A manufacturer and distributor of wild bird feeders
and accessories.
  12.5% Senior Subordinated Note due 2008                                $   1,593,750   09/22/00       1,445,592       1,593,750
  28% Preferred Stock (B)                                                      71 shs.   11/02/01          70,833         169,337
  20% Preferred Stock (B)                                                      66 shs.   03/09/04          66,406          79,687
  Common Stock (B)                                                          1,429 shs.   09/22/00         531,250         101,794
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                        843 shs.   09/22/00         265,625          60,065
                                                                                                    -------------   -------------
                                                                                                        2,379,706       2,004,633
                                                                                                    -------------   -------------
CONNOR SPORT COURT INTERNATIONAL, INC.
A designer and manufacturer of outdoor and indoor
synthetic sports flooring and other temporary flooring
products.
  12% Senior Subordinated Note due 2012                                  $   2,001,121          *       1,846,067       1,983,032
  Limited Partnership Interest (B)                                        189,585 uts.         **         189,586         170,627
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        174 shs.          *         160,233               2
                                                                                                    -------------   -------------
                                                                                                        2,195,886       2,153,661
                                                                                                    -------------   -------------
CONSOLIDATED FOUNDRIES HOLDINGS
A manufacturer of engineered cast metal components for
the global aerospace and defense industries.
  12% Senior Subordinated Note due 2013                                  $   2,185,714   06/15/05       2,085,228       2,174,708
  Common Stock (B)                                                            364 shs.   06/15/05         364,286         327,861
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                        103 shs.   06/15/05         100,668               1
                                                                                                    -------------   -------------
                                                                                                        2,550,182       2,502,570
                                                                                                    -------------   -------------
CORVEST GROUP, INC.
A manufacturer and distributor of promotional products.
  12% Senior Subordinated Note due 2007                                  $   3,863,636        ***       3,773,581       3,477,272
  Common Stock (B)                                                             56 shs.        ***          96,591          24,145
  Limited Partnership Interest (B)                                         19.32% int.        ***         297,203          71,692
  Warrant, exercisable until 2007, to purchase
    common stock at $.01 per share (B)                                        324 shs.        ***         284,869         139,251
                                                                                                    -------------   -------------
                                                                                                        4,452,244       3,712,360
                                                                                                    -------------   -------------

  *08/12/04 and 01/18/05.
 **08/12/04 and 01/14/05.
***03/05/99 and 03/24/99.
--------------------------------------------------------------------------------
10

                                                  MASSMUTUAL CORPORATE INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities (A) (Continued)                        Principal Amount    Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------

DELSTAR HOLDING CORPORATION
A manufacturer of plastic netting for a wide variety
of industries.
  Convertible Preferred Stock, convertible into common
    stock at $10 per share (B)                                              3,514 shs.   10/05/01   $     427,153   $     395,243
  Convertible Preferred Stock, convertible into common
    stock at $11.84 per share (B)                                             412 shs.   09/16/04          48,793          46,353
                                                                                                    -------------   -------------
                                                                                                          475,946         441,596
                                                                                                    -------------   -------------
DEXTER MAGNETICS TECHNOLOGIES, INC.
A designer, fabricator, assembler and distributor of
industrial magnets and subassemblies in North America
and Europe.
  Common Stock (B)                                                            585 shs.   07/19/01         585,145         694,854
  Warrant, exercisable until 2006, to purchase
    common stock at $.01 per share (B)                                        297 shs.   07/19/01         250,611         352,183
                                                                                                    -------------   -------------
                                                                                                          835,756       1,047,037
                                                                                                    -------------   -------------
DIRECTED ELECTRONICS, INC.
A designer and distributor of brand name automotive
security systems, audio products and installation
accessories.
  Class B Common Stock (B)                                                 36,633 shs.   12/22/99            --           560,480
  Limited Partnership Interest (B)                                          8.70% int.   12/22/99               1         839,839
  Warrant, exercisable until 2007, to purchase
    common stock at $.01 per share (B)                                     48,569 shs.   12/22/99            --           743,106
                                                                                                    -------------   -------------
                                                                                                                1       2,143,425
                                                                                                    -------------   -------------
DIVERSCO, INC./DHI HOLDINGS, INC.
A contract provider of janitorial and equipment
maintenance services and temporary production labor to
industrial customers.
  Membership Interests of MM/Lincap
    Diversco Investments Ltd. LLC (B)                                      27.19% int.   08/27/98         734,090            --
  Preferred Stock (B)                                                       3,278 shs.   12/14/01       2,784,133       2,088,103
  Warrants, exercisable until 2011, to purchase common
    stock of DHI Holdings, Inc. at $.01 per share (B)                      13,352 shs.          *         403,427            --
                                                                                                    -------------   -------------
                                                                                                        3,921,650       2,088,103
                                                                                                    -------------   -------------
DWYER GROUP, INC.
A franchiser of a variety of home repair services.
  14% Senior Subordinated Note due 2011                                  $   1,859,375   10/30/03       1,694,715       1,915,156
  Common Stock (B)                                                          6,906 shs.         **         690,600         506,928
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                      2,034 shs.   10/30/03         186,469         149,255
                                                                                                    -------------   -------------
                                                                                                        2,571,784       2,571,339
                                                                                                    -------------   -------------
E X C ACQUISITION CORPORATION
A manufacturer of pre-filled syringes and pump systems
used for intravenous drug delivery.
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                         22 shs.   06/28/04          77,208            --
                                                                                                    -------------   -------------

 *10/24/96 and 08/28/98.
**10/30/03 and 01/02/04.
--------------------------------------------------------------------------------

                                                  MASSMUTUAL CORPORATE INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities (A) (Continued)                        Principal Amount    Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------

EAGLE PACK PET FOODS, INC.
A manufacturer of premium pet food sold through
independent pet stores.
  14% Senior Subordinated Note due 2011                                  $   1,062,500   09/24/04   $   1,025,647   $   1,092,331
  Warrant, exercisable until 2011, to purchase
    common stock at $.02 per share (B)                                      4,085 shs.   09/24/04          39,464              41
                                                                                                    -------------   -------------
                                                                                                        1,065,111       1,092,372
                                                                                                    -------------   -------------
EAST RIVER VENTURES I, L.P.
An acquirer of controlling or substantial interests in
other entities.
Limited Partnership Interest (B)                                            0.14% int.   01/01/01          28,718          22,685
                                                                                                    -------------   -------------
ENZYMATIC THERAPY, INC.
A manufacturer and distributor of branded natural
medicines and nutritional supplements.
  13% Senior Subordinated Note due 2006 (B)                              $   1,593,750   09/17/02       1,349,781       1,434,375
  Limited Partnership Interest (B)                                          1.32% int.   03/30/00         531,250           5,313
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                                        478 shs.   03/30/00         255,000               5
                                                                                                    -------------   -------------
                                                                                                        2,136,031       1,439,693
                                                                                                    -------------   -------------
EURO-PRO CORPORATION
A designer, marketer and distributor of floor care, steam
cleaning and small kitchen products and appliances.
  13.25% Senior Subordinated Note due 2011                               $   2,125,000   09/09/03       2,094,361       1,700,000
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                     43,878 shs.   09/09/03          35,641             439
                                                                                                    -------------   -------------
                                                                                                        2,130,002       1,700,439
                                                                                                    -------------   -------------
EVANS CONSOLES, INC.
A designer and manufacturer of consoles and control
center systems.
  Limited Partnership Interest of CM
  Equity Partners (B)                                                       2.24% int.   02/11/98         128,464            --
  Common Stock (B)                                                         90,000 shs.   05/06/04               6            --
                                                                                                    -------------   -------------
                                                                                                          128,470            --
                                                                                                    -------------   -------------
HIGHGATE CAPITAL LLC
An acquirer of controlling or substantial interests in
manufacturing and marketing entities.
  Series A Preferred Units (B)                                              1.19% int.    7/21/94         385,258           2,723
                                                                                                    -------------   -------------
HOME DECOR HOLDING COMPANY
A designer, manufacturer and marketer of framed art and
wall decor products.
  12.5% Senior Subordinated Note due 2012                                $   2,043,269          *       1,855,165       2,116,061
  Common Stock (B)                                                             63 shs.          *          62,742          56,466
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        200 shs.          *         199,501               2
                                                                                                    -------------   -------------
                                                                                                        2,117,408       2,172,529
                                                                                                    -------------   -------------

*06/30/04 and 08/19/04.
--------------------------------------------------------------------------------
12

                                                  MASSMUTUAL CORPORATE INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities (A) (Continued)                        Principal Amount    Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------

HUSSEY SEATING CORPORATION
A manufacturer of spectator seating products.
  Senior Secured Floating Rate Revolving Note due 2006                   $   1,544,856   06/12/96   $   1,544,846   $     772,430
  Senior Secured Floating Rate Note due 2006                             $     433,125          *         433,125         216,563
  12% Senior Subordinated Note due 2006                                  $   1,350,000   03/31/03       1,350,000          13,500
  Common Stock (B)                                                          4,771 shs.   03/12/04         225,000            --
                                                                                                    -------------   -------------
                                                                                                        3,552,971       1,002,493
                                                                                                    -------------   -------------
INTEGRATION TECHNOLOGY SYSTEMS, INC.
A manufacturer of steel protective computer and network
systems for the industrial and office environments.
  16.5% Senior Secured Note due 2006                                     $   1,548,607   03/01/04       1,594,505       1,197,573
  Common Stock (B)                                                            228 shs.   06/01/00         262,200            --
                                                                                                    -------------   -------------
                                                                                                        1,856,705       1,197,573
                                                                                                    -------------   -------------
JASON, INC.
A diversified manufacturing company serving various
industrial markets.
  13% Senior Subordinated Note due 2008                                  $     963,687   08/04/00         899,326         983,738
  14% Cumulative Redeemable Preferred Stock Series A (B)                      289 shs.   08/04/00         289,224         290,630
  Limited Partnership Interests of
    Saw Mill Capital Fund II, L.P. (B)                                      2.50% int.   08/03/00         886,361         664,880
  Warrants, exercisable until 2008 and 2009, to purchase
    common stock at $.01 per share (B)                                     50,870 shs.   08/04/00         115,412          46,927
                                                                                                    -------------   -------------
                                                                                                        2,190,323       1,986,175
                                                                                                    -------------   -------------
JUSTRITE MANUFACTURING ACQUISITION CO.
A manufacturer of safety products such as storage cabinets
and containers.
  12% Senior Subordinated Note due 2011                                      1,593,750   12/15/04       1,497,247       1,595,232
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                      1,121 shs.   12/15/04         101,109              11
                                                                                                    -------------   -------------
                                                                                                        1,598,356       1,595,243
                                                                                                    -------------   -------------
KEEPSAKE QUILTING, INC.
A seller of quilting fabrics, books, patterns, kits and
notions to consumers.
  Senior Secured Floating Rate Revolving Note due 2005                   $      36,693   06/16/00          36,693          36,700
  Senior Secured Floating Rate Tranche A Note due 2007                   $     550,392   06/16/00         550,392         551,659
  12% Senior Secured Tranche B Note due 2008                             $     550,392   06/16/00         527,711         561,400
  Limited Partnership Interest of
    Riverside XVI Holding Company, L.P. (B)                                 5.29% int.   06/12/00         333,490         346,731
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                      1,108 shs.   06/12/00          45,866         116,231
                                                                                                    -------------   -------------
                                                                                                        1,494,152       1,612,721
                                                                                                    -------------   -------------
KELE AND ASSOCIATES, INC.
A distributor of building automation control products.
  12% Senior Subordinated Note due 2012                                  $   1,831,548   02/27/04       1,672,484       1,844,567
  Common Stock (B)                                                             35 shs.   02/27/04         462,035         415,776
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                         11 shs.   02/27/04           7,793            --
                                                                                                    -------------   -------------
                                                                                                        2,142,312       2,260,343
                                                                                                    -------------   -------------

*06/12/96 and 08/03/01.
--------------------------------------------------------------------------------

                                                  MASSMUTUAL CORPORATE INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities (A) (Continued)                        Principal Amount    Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------

KENAN-ADVANTAGE TRANSPORT COMPANY
A transporter of light petroleum, petrochemicals, lubricants and residual fuels.
  12.5% Senior Subordinated Note due 2009                                $   1,817,435   04/30/01   $   1,817,435   $   1,835,609
  Preferred Stock (B)                                                         307 shs.   04/30/01         307,000         614,000
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                                        269 shs.   04/30/01              14               3
                                                                                                    -------------   -------------
                                                                                                        2,124,449       2,449,612
                                                                                                    -------------   -------------
KEYSTONE NORTH AMERICA, INC.
An operator of funeral homes in North America.
  Common Stock (B)                                                         49,216 shs.   02/08/05         236,709         387,822
                                                                                                    -------------   -------------
Lancaster Laboratories, Inc.
A laboratory testing operation in the United States.
  Common Stock (B)                                                        860,842 shs.   09/25/00         589,813       1,530,147
                                                                                                    -------------   -------------
LIH INVESTORS, L.P.
A manufacturer and marketer of a broad line of external
accessories for new and used sport utility vehicles, trucks
and vans.
  12.5% Senior Subordinated Note due 2008                                $   3,845,000          *       3,507,704       3,845,000
  Common Stock (B)                                                          5,800 shs.          *         406,003         284,200
  Warrant, exercisable until 2006, to purchase
    common stock at $.11 per share (B)                                     15,572 shs.          *         602,127         763,028
                                                                                                    -------------   -------------
                                                                                                        4,515,834       4,892,228
                                                                                                    -------------   -------------
MAVERICK ACQUISITION COMPANY
A manufacturer of capsules that cover the cork and neck of
wine bottles.
  Senior Secured Floating Rate Tranche A Note due 2010                   $     783,582   09/03/04         783,582         774,777
  12% Senior Secured Tranche B Note due 2011                             $     313,433   09/03/04         276,715         322,489
  Limited Partnership Interest (B)                                          7.84% int.   09/03/04          58,769          52,892
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                        425 shs.   09/03/04          39,473               4
                                                                                                    -------------   -------------
                                                                                                        1,158,539       1,150,162
                                                                                                    -------------   -------------
MAXON CORPORATION
A manufacturer of industrial combustion equipment and
related shut-off valves and control valves.
  12% Senior Subordinated Note due 2012                                  $     962,215   09/30/04         876,479         960,758
  8.75% Senior Subordinated Note due 2012                                $   1,281,112   09/30/04       1,281,112       1,294,269
  Common Stock (B)                                                        381,672 shs.   09/30/04         381,672         343,505
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                    153,572 shs.   09/30/04          90,897           1,536
                                                                                                    -------------   -------------
                                                                                                        2,630,160       2,600,068
                                                                                                    -------------   -------------

*12/23/98 and 01/28/99.
--------------------------------------------------------------------------------
14

                                                  MASSMUTUAL CORPORATE INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities (A) (Continued)                        Principal Amount    Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------

MEDASSIST, INC.
A provider of patient eligibility and accounts receivable
management services to hospitals and physician practices.
  12% Senior Subordinated Note due 2011                                  $   2,125,000   05/01/03   $   2,091,841   $   2,146,250
  8% Preferred Stock (B)                                                       84 shs.   10/28/04          83,658          84,203
  Common Stock (B)                                                         26,185 shs.   10/02/04          35,088          36,030
  Warrant, exercisable until 2013, to purchase
    common stock at $.01 per share (B)                                     83,214 shs.   05/01/03          40,675         113,836
                                                                                                    -------------   -------------
                                                                                                        2,251,262       2,380,319
                                                                                                    -------------   -------------
MOSS, INC.
A manufacturer and distributor of large display and exhibit
structures.
  Senior Secured Floating Rate Revolving Note due 2005                   $     100,860   03/24/05         100,860         100,860
  Senior Secured Floating Rate Tranche A Note due 2007                   $     791,906   09/21/00         791,906         791,906
  12% Senior Secured Tranche B Note due 2008                             $     336,200   09/21/00         318,813         336,200
  Limited Partnership Interest of
    Riverside Capital Appreciation Fund I, L.P. (B)                        37.37% int.          *         311,481         389,333
  Warrant, exercisable until 2008, to purchase
    common stock at $100 per share (B)                                        463 shs.   09/21/00          40,344          19,235
                                                                                                    -------------   -------------
                                                                                                        1,563,404       1,637,534
                                                                                                    -------------   -------------
MUSTANG VENTURES COMPANY
A natural gas gathering and processing operation located in
Oklahoma and Texas.
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                     16,535 shs.   12/11/02         493,501         694,833
                                                                                                    -------------   -------------
NEFF MOTIVATION, INC.
A manufacturer and distributor of customized awards and
sportswear to schools.
  12.5% Senior Subordinated Note due 2011                                $   1,062,500   01/31/03         913,508       1,094,375
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                        212 shs.   01/31/03         180,625          86,937
                                                                                                    -------------   -------------
                                                                                                        1,094,133       1,181,312
                                                                                                    -------------   -------------
NONNI'S FOOD COMPANY
A producer and distributor of premium biscotti and bagel
chips in North America.
  12.25% Senior Subordinated Note due 2012                               $   1,863,462   03/29/04       1,856,139       1,938,000
  10% Preferred Stock (B)                                                     255 shs.   03/29/04         255,083         265,568
  Common Stock (B)                                                          6,455 shs.   03/29/04           6,455          48,025
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                      8,622 shs.   03/29/04           7,323          64,080
                                                                                                    -------------   -------------
                                                                                                        2,125,000       2,315,673
                                                                                                    -------------   -------------

*09/20/00 and 05/23/02.
--------------------------------------------------------------------------------

                                                  MASSMUTUAL CORPORATE INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities (A) (Continued)                        Principal Amount    Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------

NYLONCRAFT, INC.
A supplier of engineered plastic components for the
automotive industry.
  9% Senior Secured Note due 2009                                        $     812,500   01/28/02   $     812,500   $     881,134
  11.5% Senior Subordinated Note due 2012                                $   1,500,000   01/28/02       1,374,970       1,629,246
  Common Stock (B)                                                        312,500 shs.   01/28/02         312,500         213,750
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                    243,223 shs.   01/28/02         162,045         164,176
                                                                                                    -------------   -------------
                                                                                                        2,662,015       2,888,306
                                                                                                    -------------   -------------
OLYMPIC SALES, INC.
A boat retailer in Washington state, Oregon, California
and British Columbia.
  12% Senior Subordinated Note due 2006                                  $   2,774,000   08/07/98       2,774,000       2,682,018
  12% Senior Subordinated Note due 2008                                  $     307,071   02/09/00         291,495         286,170
  Limited Partnership Interest of Riverside VIII,
    VIII-A and VIII-B Holding Company, L.P. (B)                          1,531,250 uts.         *       1,555,820       1,106,616
  Warrants, exercisable until 2007 and 2008, to purchase
    common stock at $.01 per share (B)                                     28,648 shs.         **         389,188          88,695
                                                                                                    -------------   -------------
                                                                                                        5,010,503       4,163,499
                                                                                                    -------------   -------------
PARADIGM PACKAGING, INC.
A manufacturer of plastic bottles and closures for the
nutritional, pharmaceutical, personal care and food
packaging markets.
  12% Senior Subordinated Note due 2008                                  $   2,125,000   12/19/00       1,972,280       2,125,000
  Membership Interests of MM/Lincap
    PPI Investments, Inc., LLC (B)                                          2.42% int.   12/21/00         265,625         478,125
                                                                                                    -------------   -------------
                                                                                                        2,237,905       2,603,125
                                                                                                    -------------   -------------
PRECISION DYNAMICS, INC.
A manufacturer of custom-designed solenoid valves
and controls.
  Senior Secured Floating Rate Revolving Credit
    Facility due 2005                                                    $     619,400   07/22/96         619,400         619,400
  Senior Secured Floating Rate Term Note due 2005                        $       8,150   07/22/96           8,150           8,150
  12% Senior Secured Term Note due 2005                                  $     326,000   07/22/96         323,815         326,000
  8% Preferred Stock (B)                                                      456 shs.   07/22/96         232,046         232,046
  Common Stock (B)                                                            599 shs.   07/22/96          28,978          28,978
  Warrant, exercisable until 2005, to purchase
    common stock at $.01 per share (B)                                        322 shs.   07/22/96          97,800               3
                                                                                                    -------------   -------------
                                                                                                        1,310,189       1,214,577
                                                                                                    -------------   -------------

 *08/07/98, 02/23/99, 12/22/99 and 02/25/03.
**08/07/98 and 02/09/00.
--------------------------------------------------------------------------------
16

                                                  MASSMUTUAL CORPORATE INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities (A) (Continued)                        Principal Amount    Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------

PROCESS CHEMICALS LLC
A specialty chemical company that manufactures
processed chemicals for the fertilizer, asphalt and
concrete industries,
  Common Membership Interests                                                   2 uts.          *   $           4   $     288,000
                                                                                                    -------------   -------------
PROTEIN GENETICS, INC.
A producer of bovine artificial insemination products,
related breeding and healthcare products and specialty
genetics sold to the dairy and beef industries.
  9.8% Redeemable Exchangeable Preferred Stock (B)                          1,004 shs.   08/12/94         100,350            --
  Common Stock (B)                                                          2,600 shs.         **         126,866            --
                                                                                                    -------------   -------------
                                                                                                          227,216            --
                                                                                                    -------------   -------------
QUALIS AUTOMOTIVE LLC
A distributor of aftermarket automotive brake and
chassis products
  12% Senior Subordinated Note due 2012                                  $   1,770,834   05/28/04       1,426,659       1,842,536
  Common Stock (B)                                                        354,166 shs.   05/28/04         354,166         318,749
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                    377,719 shs.   05/28/04         377,719           3,777
                                                                                                    -------------   -------------
                                                                                                        2,158,544       2,165,062
                                                                                                    -------------   -------------
QUALSERV CORPORATION
A provider of foodservice equipment and supplies, to
major restaurant chains and their franchisees.
  14% Senior Subordinated Note due 2012                                  $   1,893,563   07/09/04       1,847,454       1,704,207
  Limited Partnership Interest (B)                                          9.26% int.   07/09/04         259,146         181,402
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        528 shs.   07/09/04          49,061               5
                                                                                                    -------------   -------------
                                                                                                        2,155,661       1,885,614
                                                                                                    -------------   -------------
RIVER RANCH FRESH FOODS LLC
A supplier of fresh produce to the retail and foodservice
channels.
  13% Senior Subordinated Note due 2011                                  $   1,841,667   09/29/04       1,693,918       1,831,810
  Limited Partnership Interest (B)                                         40,610 uts.   09/29/04         283,333         255,000
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                     23,715 shs.   09/29/04         157,903             236
                                                                                                    -------------   -------------
                                                                                                        2,135,154       2,087,046
                                                                                                    -------------   -------------
ROYAL BATHS MANUFACTURING COMPANY
A manufacturer and distributor of acrylic and cultured
marble bathroom products.
  12.5% Senior Subordinated Notes due 2011                               $   1,062,500   11/14/03         954,548       1,047,344
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                        140 shs.   11/14/03         122,946               1
                                                                                                    -------------   -------------
                                                                                                        1,077,494       1,047,345
                                                                                                    -------------   -------------

 *07/31/97 and 01/04/99.
**11/14/01 and 08/12/94.
--------------------------------------------------------------------------------

                                                  MASSMUTUAL CORPORATE INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities (A) (Continued)                        Principal Amount    Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------

SAFETY SPEED CUT MANUFACTURING COMPANY, INC.
A manufacturer of vertical panel saws and routers for the
wood working industry.
  Senior Secured Floating Rate Tranche A Note due 2007                   $   1,036,431   06/02/99   $   1,036,431   $   1,036,431
  12% Senior Secured Tranche B Note Due 2007                             $   1,130,652   06/02/99       1,130,652       1,130,652
  Class B Common Stock (B)                                                  1,480 shs.   06/02/99         256,212         508,125
                                                                                                    -------------   -------------
                                                                                                        2,423,295       2,675,208
                                                                                                    -------------   -------------
SAVAGE SPORTS HOLDING, INC.
A manufacturer of sporting firearms.
  12% Senior Subordinated Note due 2012                                  $   1,538,793   09/10/04       1,431,271       1,571,126
  Common Stock (B)                                                            586 shs.   09/10/04         586,207         527,589
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                        134 shs.   09/10/04         113,578               1
                                                                                                    -------------   -------------
                                                                                                        2,131,056       2,098,716
                                                                                                    -------------   -------------
SHELTER ACQUISITION, INC.
A distributor of roofing supplies and products throughout
the Midwest.
  12.5% Senior Subordinated Note due 2008                                $   1,517,857   08/01/02       1,382,207       1,517,857
  Common Stock (B)                                                        901,775 shs.          *         901,775       1,352,663
  Warrant, exercisable until 2009, to purchase
    common stock at $.01 per share (B)                                    263,444 shs.   08/01/02         216,446         395,165
                                                                                                    -------------   -------------
                                                                                                        2,500,428       3,265,685
                                                                                                    -------------   -------------
SNYDER INDUSTRIES, INC.
A manufacturer of proprietary rotationally molded
polyethylene containers.
  12.25% Senior Subordinated Note due 2008                               $   3,125,000   12/06/99       2,889,408       3,125,000
  Warrant, exercisable until 2007, to purchase
    common stock at $.01 per share (B)                                        513 shs.   12/06/99         426,136         277,020
                                                                                                    -------------   -------------
                                                                                                        3,315,544       3,402,020
                                                                                                    -------------   -------------
SPECIALTY FOODS GROUP, INC.
A manufacturer and distributor of branded meat products.
  Limited Partnership Interest of MHD Holdings LLC (B)                      1.43% int.   08/29/00         579,736         140,156
                                                                                                    -------------   -------------
STRATEGIC EQUIPMENT & SUPPLY CORPORATION, INC.
A provider of kitchen and restaurant design, equipment
fabrication and installation services.
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                    106,539 shs.   01/14/00         658,751            --
                                                                                                    -------------   -------------
SYNVENTIVE EQUITY LLC
A manufacturer of hot runner systems used in the plastic
injection molding process.
  12% Senior Subordinated Note due 2007                                  $   1,841,667   08/21/03       1,786,975       1,878,500
  Limited Partnership Interest (B)                                          1.99% int.   08/20/03         283,333       1,405,332
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                     86,780 shs.   08/21/03          85,000         430,429
                                                                                                    -------------   -------------
                                                                                                        2,155,308       3,714,261
                                                                                                    -------------   -------------

*08/01/02, 01/17/03 and 12/31/04.
--------------------------------------------------------------------------------
18

                                                  MASSMUTUAL CORPORATE INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities (A) (Continued)                        Principal Amount    Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------

TERRA RENEWAL SERVICES, INC.
A provider of wastewater residual management and
required environmental reporting, permitting, nutrient
management planning and record keeping to companies
involved in poultry and food processing.
  Senior Secured Floating Rate Term A Note due 2010                      $     298,730   03/01/05   $     298,730   $     297,978
  Senior Secured Floating Rate Term B Note due 2012                      $     368,262   03/01/05         368,262         367,062
  12% Senior Subordinated Note due 2013                                  $   1,025,391   03/01/05         970,770       1,020,228
  Limited Partnership Interest of
    Saw Mill Capital Fund V, L.P. (B)                                         412 uts.   03/01/05         412,207         370,989
  Warrant, exercisable until 2015, to purchase
    common stock at $.01 per share (B)                                         65 shs.   03/01/05          56,171               1
                                                                                                    -------------   -------------
                                                                                                        2,106,140       2,056,258
                                                                                                    -------------   -------------
THE TRANZONIC COMPANIES
A producer of commercial and industrial supplies, such as
safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
  13% Senior Subordinated Note due 2009                                  $   2,712,000   02/05/98       2,509,431       2,712,000
  Common Stock (B)                                                            630 shs.   02/04/98         630,000         348,705
  Warrant, exercisable until 2006, to purchase
    common stock at $.01 per share (B)                                        444 shs.   02/05/98         368,832         245,754
                                                                                                    -------------   -------------
                                                                                                        3,508,263       3,306,459
                                                                                                    -------------   -------------
TIDEWATER HOLDINGS, INC.
An operator of a barge transportation line on the
Columbia/Snake River system.
  17% Preferred Stock (B)                                                     560 shs.   12/23/02         560,000         756,000
  Convertible Preferred Stock, convertible into
    common stock at $1,000 per share (B)                                    1,120 shs.   07/25/96       1,120,000       1,512,000
  Warrant, exercisable until 2008, to purchase
    common stock at $.01 per share (B)                                        474 shs.   07/25/96          48,216         639,576
                                                                                                    -------------   -------------
                                                                                                        1,728,216       2,907,576
                                                                                                    -------------   -------------
TOMAH HOLDINGS, INC.
A manufacturer of specialty chemicals.
  16% Senior Subordinated Note due 2011                                  $   1,461,764   12/08/03       1,414,728       1,520,235
  16% Preferred Stock Series A (B)                                             37 shs.   12/08/03         631,630         660,890
  Common Stock (B)                                                         15,806 shs.   12/08/03         131,471         204,989
                                                                                                    -------------   -------------
                                                                                                        2,177,829       2,386,114
                                                                                                    -------------   -------------
TRONAIR, INC.
A designer, engineer and manufacturer of ground support
equipment for the business, commuter and commercial
aviation markets.
  10.5% Senior Secured Term Note due 2008                                $   1,184,565   01/20/00       1,184,565       1,195,309
  12% Senior Subordinated Note due 2010                                  $   1,326,500   01/20/00       1,269,707       1,350,481
  Common Stock (B)                                                        227,400 shs.   01/20/00         227,400         181,920
  Warrant, exercisable until 2010, to purchase
    common stock at $1 per share (B)                                      260,563 shs.   01/20/00          98,540           2,606
                                                                                                    -------------   -------------
                                                                                                        2,780,212       2,730,316
                                                                                                    -------------   -------------

--------------------------------------------------------------------------------

                                                  MASSMUTUAL CORPORATE INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities (A) (Continued)                        Principal Amount    Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------

TRUSTILE DOORS, INC.
A manufacturer and distributor of interior doors.
  12.5% Senior Subordinated Note due 2010                                $   1,062,500   04/11/03   $     987,743   $   1,060,557
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                      5,781 shs.   04/11/03          95,625              58
                                                                                                    -------------   -------------
                                                                                                        1,083,368       1,060,615
                                                                                                    -------------   -------------
TUBULAR TEXTILE MACHINERY
A designer, manufacturer, seller and servicer of finishing
machinery for the knit and woven segments of the global
textile industry.
  12% Senior Subordinated Note due 2014                                  $   1,234,551   05/28/04       1,112,536       1,201,900
  8.75% Senior Secured Note due 2011                                     $     716,292   05/28/04         716,292         704,241
  Common Stock (B)  674,157 shs                                               05/28/04                    674,157         505,618
  Warrant, exercisable until 2012, to purchase
    common stock at $.01 per share (B)                                    203,912 shs.   05/28/04         130,789           2,039
                                                                                                    -------------   -------------
                                                                                                        2,633,774       2,413,798
                                                                                                    -------------   -------------
TVI, INC.
A retailer of used clothing in the United States, Canada
and Australia.
  Common Stock (B)                                                        354,167 shs.   05/02/00         354,167         382,500
                                                                                                    -------------   -------------
U S M HOLDINGS CORPORATION
A provider of facility maintenance services to retail and
corporate clients with multiple locations.
  12% Senior Subordinated Note due 2011                                  $     894,737   08/06/03         766,724         918,242
  Preferred Stock (B)                                                       2,571 shs.   08/06/03         257,096         257,096
  Common Stock (B)                                                          1,032 shs.   08/06/03           1,032           1,032
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                        949 shs.   08/06/03         298,198             949
                                                                                                    -------------   -------------
                                                                                                        1,323,050       1,177,319
                                                                                                    -------------   -------------
U-LINE CORPORATION
A manufacturer of high-end, built-in, undercounter
icemaking, wine storage and refrigeration appliances.
  12.5% Senior Subordinated Note due 2012                                $   1,882,100   04/30/04       1,687,244       1,975,856
  10% Junior Subordinated Note due 2012                                  $      66,922   04/30/04          66,967          69,411
  Common Stock (B) 182 shs                                                    04/30/04                    182,200         163,980
  Warrant, exercisable until 2012, to purchase
    common stock at $1 per share (B)                                          230 shs.   04/30/04         211,736               2
                                                                                                    -------------   -------------
                                                                                                        2,148,147       2,209,249
                                                                                                    -------------   -------------
VICTORY VENTURES LLC
An acquirer of controlling or substantial interests in
other entities.
  Series A Preferred Units (B)                                              0.13% int.   12/02/96               1               2
                                                                                                    -------------   -------------

--------------------------------------------------------------------------------
20

                                                  MASSMUTUAL CORPORATE INVESTORS

June 30, 2005
(Unaudited)

                                                                        Shares, Units,
                                                                           Warrants,
                                                                         Ownership or   Acquisition
Corporate Restricted Securities (A) (Continued)                        Principal Amount    Date         Cost         Fair Value
----------------------------------------------------------------------------------------------------------------------------------

VITALITY FOODSERVICE, INC.
A non-carbonated beverage dispensing company focused
on the foodservice industry.
  13% Senior Subordinated Note due 2011                                  $   1,887,288   09/24/04   $   1,712,762   $   1,922,767
  Common Stock (B)                                                         23,771 shs.   09/24/04         237,710         213,939
  Warrant, exercisable until 2011, to purchase
    common stock at $.01 per share (B)                                     23,787 shs.   09/24/04         186,883             238
                                                                                                    -------------   -------------
                                                                                                        2,137,355       2,136,944
                                                                                                    -------------   -------------
VITEX PACKAGING GROUP, INC.
A manufacturer of specialty packaging, primarily
envelopes and tags used on tea bags and medical and
food products.
  12.5% Senior Subordinated Note due 2012                                $   1,700,000   07/19/04       1,483,065       1,718,718
  Limited Partnership Interest Class A (B)                                414,375 uts.   07/19/04         414,375         372,938
  Limited Partnership Interest Class B (B)                                182,935 uts.   07/19/04         182,935         164,642
                                                                                                    -------------   -------------
                                                                                                        2,080,375       2,256,298
                                                                                                    -------------   -------------
WALLS INDUSTRIES, INC.
A provider of branded workwear and sporting goods
apparel.
  10% Senior Subordinated Lien Note due 2009                             $   1,006,579   07/12/04       1,006,579       1,009,304
  14% Senior Subordinated Note due 2012                                  $   1,064,098   07/12/04       1,061,294       1,070,153
  Limited Partnership Interest (B)                                          0.40% int.   07/12/04          37,281          33,553
  Warrant, exercisable until 2014, to purchase
    common stock at $.01 per share (B)                                      4,029 shs.   07/12/04           2,833              40
                                                                                                    -------------   -------------
                                                                                                        2,107,987       2,113,050
                                                                                                    -------------   -------------
WEASLER HOLDINGS LLC
A manufacturer of mechanical power transmission
components for the agricultural, lawn and turf industries.
  Limited Partnership Interest (B)                                          1.55% int.   02/03/03         101,190         176,374
  Warrant, exercisable until 2010, to purchase
    common stock at $.01 per share (B)                                        256 shs.   02/04/03         209,829         446,661
                                                                                                    -------------   -------------
                                                                                                          311,019         623,035
                                                                                                    -------------   -------------
Total Private Placement Investments                                                                   147,121,653     146,086,156
                                                                                                    -------------   -------------

--------------------------------------------------------------------------------

                                                  MASSMUTUAL CORPORATE INVESTORS

June 30, 2005
(Unaudited)

                                                                                    Shares or
                                                         Interest       Due         Principal
CORPORATE RESTRICTED SECURITIES:(A) continued              Rate         Date          Amount            Cost          Fair Value
---------------------------------------------------------------------------------------------------------------------------------
RULE 144A SECURITIES - 6.55%:
BONDS - 6.20%
  A E P Industries, Inc.                                  7.875%      03/15/13     $    175,000     $    175,000     $    175,388
  A E S Corporation                                       9.000       05/15/15          200,000          200,000          224,500
  Activant Solutions, Inc.                                9.090       04/01/10          825,000          825,000          853,875
  Affinia Group, Inc.                                     9.000       11/30/14          460,000          460,000          386,400
  Blockbuster, Inc.                                       9.000       09/01/12          475,000          477,096          444,125
  Bombardier, Inc.                                        6.300       05/01/14        1,000,000          890,000          905,000
  C C O Holdings LLC                                      7.135       12/15/10          500,000          500,000          486,250
  Calpine Corporation                                     8.750       07/15/13          500,000          465,000          370,000
  Charter Communications Op LLC                           8.000       04/30/12          250,000          249,375          248,750
  Compression Polymers Holding                           10.460       07/01/12          130,000          129,350          129,350
  Douglas Dynamics, LLC                                   7.750       01/15/12          630,000          634,028          617,400
  IAAI Finance Corporation                               11.000       04/01/13          800,000          799,438          823,701
  Intelsat Bermuda Ltd.                                   7.805       01/15/12          450,000          450,000          457,875
  Intelsat Bermuda Ltd.                                   8.250       01/15/13          500,000          500,000          516,250
  Interactive Health LLC                                  7.250       04/01/11          900,000          746,425          801,000
  Lazard LLC                                              7.125       05/15/15          750,000          749,408          756,553
  Magnachip Semiconductor                                 8.000       12/15/14          100,000          100,000           96,000
  Markwest Energy                                         6.875       11/01/14          475,000          475,000          472,625
  Metaldyne Corporation                                  10.000       11/01/13          510,000          513,884          418,200
  N R G Energy, Inc.                                      8.000       12/15/13          548,000          548,000          578,140
  P Q Corporation                                         7.500       02/15/13        1,100,000        1,088,750        1,080,750
  Service Corporation International                       7.000       06/15/17        1,000,000          990,030        1,027,500
  Siebe PLC                                               6.500       01/15/10          650,000          572,000          560,625
  Tekni-Plex, Inc.                                       10.875       08/15/12          250,000          250,000          270,000
  Tekni-Plex, Inc.                                        8.750       11/15/13          650,000          656,370          576,875
  Tenaska Alabama Partners LP                             7.000       06/30/21          360,000          360,000          364,500
  Texas Genco LLC                                         6.875       12/15/14          705,000          705,000          742,013
  Texas Industries, Inc.                                  7.250       07/15/13           70,000           70,000           71,750
                                                                                   ------------     ------------     ------------
    TOTAL BONDS                                                                    $ 14,963,000       14,579,154       14,455,395
                                                                                   ============     ------------     ------------
COMMON STOCK - 0.00%
  Jordan Telecom Products (B)                                                                70     $     14,000             --
                                                                                                    ------------     ------------
    TOTAL COMMON STOCK                                                                                    14,000             --
                                                                                                    ------------     ------------
CONVERTIBLE BONDS - 0.35%
  Cymer, Inc.                                             3.500%      02/15/09          850,000     $    850,000     $    804,313
                                                                                   ------------     ------------     ------------
    TOTAL CONVERTIBLE BONDS                                                        $    850,000          850,000          804,313
                                                                                   ============     ------------     ------------
WARRANTS - 0.00%
  Winsloew Furniture, Inc. (B)                                                              900     $          9     $         14
                                                                                                    ------------     ------------
    TOTAL WARRANTS                                                                                             9               14
                                                                                                    ------------     ------------

TOTAL RULE 144A SECURITIES                                                                            15,443,163       15,259,722
                                                                                                    ------------     ------------
    TOTAL CORPORATE RESTRICTED SECURITIES                                                           $162,564,816     $161,345,878
                                                                                                    ------------     ------------

--------------------------------------------------------------------------------
22

                                                  MASSMUTUAL CORPORATE INVESTORS

June 30, 2005
(Unaudited)

                                                         Interest       Due         Principal
CORPORATE PUBLIC SECURITIES -- 32.55%:(A)                  Rate         Date          Amount            Cost         Market Value
---------------------------------------------------------------------------------------------------------------------------------
RULE 144A SECURITIES - 6.55%: (A)
BONDS -- 27.91%
  Abitibi-Consolidated, Inc.                              7.750%      06/15/11     $  1,000,000     $  1,034,388     $  1,005,000
  Activant Solutions, Inc.                               10.500       06/15/11          585,000          584,886          634,725
  Aearo Company                                           8.250       04/15/12          450,000          450,000          450,000
  Alamosa Delaware, Inc.                                 11.000       07/31/10          325,000          329,945          364,406
  Alamosa Delaware, Inc.                                  8.500       01/31/12          400,000          400,000          419,500
  Alh Fin LLC/ALH Fin Corporation                         8.500       01/15/13          475,000          472,625          435,219
  Allied Waste NA                                         7.875       04/15/13        1,000,000        1,026,096        1,022,500
  American Media Operation, Inc.                          8.875       01/15/11          900,000          901,571          852,750
  Appleton Papers, Inc.                                   8.125       06/15/11          300,000          300,000          292,500
  Argo Tech Corporation                                   9.250       06/01/11          850,000          850,000          922,250
  Bally Total Fitness Hldng Corporation                   9.875       10/15/07          135,000          128,925          117,787
  BCP Crystal US Holdings Corporation                     9.625       06/15/14          485,000          485,000          543,200
  C S C Holdings, Inc.                                    7.625       04/01/11          500,000          502,036          493,750
  Cablevision Systems Corporation                         7.890       04/01/09        1,000,000        1,000,000        1,002,500
  Cadmus Communications Corporation                       8.375       06/15/14          750,000          750,000          771,562
  Cenveo Corporation                                      7.875       12/01/13        1,100,000        1,100,000        1,045,000
  Charter Comm Holdings LLC                              10.000       04/01/09        1,000,000          815,000          772,500
  Chemed Corporation                                      8.750       02/24/11        1,125,000        1,125,000        1,217,812
  Chesapeake Energy Corporation                           7.000       08/15/14        1,075,000        1,116,181        1,139,500
  Cincinnati Bell, Inc.                                   8.375       01/15/14        1,100,000        1,007,500        1,127,500
  Collins & Aikman Products Co. (B)                      10.750       12/31/11        1,000,000        1,026,201          225,000
  Del Monte Corporation                                   8.625       12/15/12          225,000          225,000          247,500
  Dollar Financial Group                                  9.750       11/15/11          600,000          600,000          618,750
  Dominos, Inc.                                           8.250       07/01/11          292,000          289,892          310,980
  Dynegy Holdings, Inc.                                   6.875       04/01/11          500,000          422,500          493,750
  El Paso Corporation                                     7.875       06/15/12        1,050,000        1,063,806        1,081,500
  Esterline Technologies                                  7.750       06/15/13          200,000          200,000          212,000
  Flextronics Intl Ltd                                    6.500       05/15/13          400,000          400,000          414,000
  Ford Motor Credit Company                               7.375       10/28/09        1,000,000          997,500          977,187
  G F S I, Inc.                                           9.625       03/01/07          750,000          678,734          682,500
  Gencorp, Inc.                                           9.500       08/15/13          259,000          259,000          279,720
  General Motors Accept Corporation                       7.750       01/19/10        1,000,000        1,061,392          977,544
  Goodyear Tire & Rubber Company                          7.857       08/15/11        1,400,000        1,342,750        1,361,500
  Great Lakes Dredge & Dock Corporation                   7.750       12/15/13          750,000          679,250          568,125
  GulfMark Offshore, Inc.                                 7.750       07/15/14          565,000          562,599          594,662
  Houghton Mifflin Company                                9.875       02/01/13        1,000,000        1,053,094        1,067,500
  Huntsman LLC                                           11.625       10/15/10          324,000          320,160          379,485
  Interpool, Inc.                                         7.350       08/01/07          750,000          763,238          766,875
  Jostens I H Corporation                                 7.625       10/01/12          750,000          750,000          740,625
  Koppers Inc.                                            9.875       10/15/13          700,000          700,000          756,000
  Land O'Lakes, Inc.                                      9.000       12/15/10          750,000          750,000          808,125
  Leucadia National Corporation                           7.000       08/15/13          650,000          662,923          650,000
  Liberty Media Corporation                               5.700       05/15/13        1,000,000          951,610          930,103
  Lodgenet Entertainment Corporation                      9.500       06/15/13          425,000          425,000          463,250
  Lyondell Chemical Company                               9.500       12/15/08          900,000          916,752          957,375
  M C I, Inc.                                             8.735       05/01/14          500,000          452,500          560,625
  M G M Mirage, Inc.                                      6.000       10/01/09          375,000          379,881          376,875
  M S X International, Inc.                              11.000       10/15/07          350,000          347,004          344,750
  Majestic Star Casino LLC                                9.500       10/15/10          500,000          500,000          515,000
  Manitowoc Company, Inc.                                 7.125       11/01/13          200,000          200,000          209,000
  Mediacom LLC/Mediacom Capital                           9.500       01/15/13        1,000,000        1,003,470          997,500
  Merrill Corporation                                    12.000       05/01/09        1,500,000        1,581,832        1,597,500

--------------------------------------------------------------------------------

                                                  MASSMUTUAL CORPORATE INVESTORS

June 30, 2005
(Unaudited)

                                                         Interest       Due         Principal
CORPORATE PUBLIC SECURITIES (A) (Continued)                Rate         Date          Amount            Cost         Market Value
---------------------------------------------------------------------------------------------------------------------------------
  Metaldyne Corporation                                  11.000%      06/15/12     $    750,000     $    601,250     $    485,625
  Moog, Inc.                                              6.250       01/15/15          120,000          120,000          119,700
  Mrs. Fields Brands/Finance                             11.500       03/15/11          750,000          713,710          705,000
  Nalco Company                                           7.750       11/15/11          500,000          500,000          532,500
  Natl Wine & Spirits, Inc.                              10.125       01/15/09          745,000          733,922          752,450
  Neff Corporation                                       10.250       06/01/08          170,000          168,062          172,904
  North Amer Energy Partner                               8.750       12/01/11          400,000          400,000          344,000
  Numatics, Inc.                                          9.625       04/01/08          550,000          539,171          551,375
  O E D Corp/Diamond Jo Company Guarantee                 8.750       04/15/12        1,000,000          985,960          932,500
  O M Group, Inc.                                         9.250       12/15/11          750,000          775,708          750,000
  Offshore Logistics, Inc.                                6.125       06/15/13          450,000          450,000          434,250
  Pacific Energy Partners                                 7.125       06/15/14          500,000          504,263          520,625
  Pinnacle Foods Group                                    8.250       12/01/13          450,000          450,000          402,750
  Pliant Corporation                                     11.625       06/15/09          744,611          761,148          796,734
  Pliant Corporation                                     13.000       06/01/10        1,000,000          936,875          810,000
  Primedia, Inc.                                          8.000       05/15/13        1,000,000        1,026,609        1,002,500
  Quintiles Transnational Corporation                    10.000       10/01/13          500,000          500,000          547,500
  Rayovac Corporation                                     8.500       10/01/13          200,000          200,000          209,000
  Rent-A-Center, Inc.                                     7.500       05/01/10          400,000          400,000          400,000
  Rent-Way, Inc.                                         11.875       06/15/10          800,000          842,931          896,000
  Rhodia SA                                              10.250       06/01/10          800,000          827,180          858,000
  Rhodia SA                                               8.875       06/01/11          500,000          499,668          481,250
  Rogers Wireless, Inc.                                   7.250       12/15/12          165,000          165,000          178,200
  Rogers Wireless, Inc.                                   7.500       03/15/15          870,000          935,491          946,125
  Rogers Wireless, Inc.                                   8.000       12/15/12          165,000          165,000          177,788
  Samsonite Corporation                                   8.875       06/01/11        1,000,000        1,046,454        1,062,500
  Sea Containers Ltd                                     10.500       05/15/12          785,000          766,414          802,663
  Service Corp International                              6.000       12/15/05           41,000           41,090           41,256
  Sheridan Acquisition Corporation                       10.250       08/15/11          375,000          370,001          389,531
  Ship Finance Intl Ltd                                   8.500       12/15/13          750,000          750,000          713,438
  Sports Club Co.                                        11.375       03/15/06          150,000          145,500          148,500
  Stanadyne Corporation                                  10.000       08/15/14        1,500,000        1,500,000        1,417,500
  Tekni-Plex, Inc.                                       12.750       06/15/10        1,000,000          960,125          685,000
  Telex Communications, Inc.                             11.500       10/15/08          500,000          500,000          533,750
  Telex Communications, Inc.                               --         01/15/09          471,915          206,820          283,149
  Tenet Healthcare Corporation                            6.375       12/01/11          500,000          482,500          476,250
  Tenet Healthcare Corporation                            9.875       07/01/14          500,000          488,370          536,250
  Thermadyne Holdings Corporation                         9.250       02/01/14        1,000,000          986,250          925,000
  Triton P C S, Inc.                                      8.500       06/01/13          550,000          550,000          507,375
  United Components, Inc.                                 9.375       06/15/13          500,000          501,875          503,750
  United Rentals, Inc.                                    7.750       11/15/13          625,000          625,000          614,063
  United Rentals, Inc.                                    7.000       02/15/14          500,000          500,000          476,250
  Universal City Florida                                  7.960       05/01/10          200,000          200,000          207,500
  Universal City Florida                                  8.375       05/01/10          200,000          200,000          208,500
  Utilicorp United, Inc.                                  9.950       02/01/11        1,000,000        1,100,181        1,085,000
  Vicorp Restaurants Inc                                 10.500       04/15/11          600,000          592,746          606,000
  Vought Aircraft Industries                              8.000       07/15/11        1,000,000        1,000,727          990,000
  Warner Music Group                                      7.375       04/15/14          275,000          275,000          277,750
  Williams Scotsman, Inc.                                 9.875       06/01/07        1,000,000          987,500        1,005,000
  Wornick Co.                                            10.875       07/15/11          750,000          750,000          761,250
                                                                                   ------------     ------------     ------------
    TOTAL BONDS                                                                    $ 66,272,526       65,673,742       65,059,268
                                                                                   ============     ------------     ------------

--------------------------------------------------------------------------------
24

                                                  MASSMUTUAL CORPORATE INVESTORS

June 30, 2005
(Unaudited)

                                                                                    Shares or
                                                         Interest       Due         Principal
CORPORATE PUBLIC SECURITIES (A) (Continued)                Rate         Date          Amount            Cost         Market Value
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 4.21%
  D S W, Inc. (B)                                                                           200     $      3,800     $      4,990
  H C I Direct, Inc. (B)                                                                  1,000             --               --
  Lazard Ltd (B)                                                                         39,700          992,500          923,025
  NeuStar, Inc. (B)                                                                       2,900           63,800           74,240
  P W Eagle, Inc. (B)                                                                   196,518                1        1,149,630
  PepsiAmericas, Inc.                                                                    92,145        2,006,365        2,364,441
  Rent-Way, Inc. (B)                                                                     92,866          916,263          913,802
  Supreme Industries, Inc.                                                              115,722          267,325          847,085
  Telex Communications, Inc. (B)                                                            489                7              489
  Telex Communications, Inc. (B)                                                         17,707                1           17,707
  Transmontaigne, Inc. (B)                                                              258,720          798,595        2,716,560
  Transmontaigne, Inc. (B)                                                               74,606          310,582          783,363
  Volcom, Inc. (B)                                                                          200            3,800            5,354
  Western Alliance Bancorp (B)                                                              200            4,400            5,080
                                                                                                    ------------     ------------
    TOTAL COMMON STOCK                                                                                 5,367,439        9,805,766
                                                                                                    ------------     ------------
CONVERTIBLE BONDS - 0.43%
  Leucadia National Corporation                           3.750%      04/15/14     $  1,000,000     $  1,000,000     $  1,012,500
                                                                                   ------------     ------------     ------------
    TOTAL CONVERTIBLE BONDS                                                        $  1,000,000        1,000,000        1,012,500
                                                                                   ============     ------------     ------------
    TOTAL CORPORATE PUBLIC SECURITIES                                                               $ 72,041,181     $ 75,877,534
                                                                                                    ------------     ------------

                                                         Interest       Due         Principal
SHORT-TERM SECURITIES:                                  Rate/Yield      Date          Amount            Cost         Market Value
---------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER - 7.14%
  Baxter International, Inc.                              3.220%      07/01/05     $  1,902,000     $  1,902,000     $  1,902,000
  Centex Corporation                                      3.300       07/06/05        4,288,000        4,286,035        4,286,035
  DaimlerChrysler NA Hldg Corporation                     3.290       07/05/05        2,573,000        2,572,059        2,572,059
  First Data Corporation                                  3.130       07/01/05        1,445,000        1,445,000        1,445,000
  First Data Corporation                                  3.280       07/07/05        3,250,000        3,248,223        3,248,223
  Verizon Network Funding                                 3.260       07/08/05        3,195,000        3,192,975        3,192,975
                                                                                   ------------     ------------     ------------
    TOTAL SHORT-TERM SECURITIES                                                    $ 16,653,000     $ 16,646,292     $ 16,646,292
                                                                                   ============     ------------     ------------
TOTAL INVESTMENTS                                        108.92%                                    $251,252,289     $253,869,704
                                                                                                    ============     ------------
    Other Assets                                           4.77                                                        11,108,874
    Liabilities                                          (13.69)                                                      (31,904,325)
                                                         ------                                                      ------------
TOTAL NET ASSETS                                         100.00%                                                     $233,074,253
                                                         ======                                                      ============

(A) In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B) Non-income producing security.

                See Notes to Consolidated Financial Statements.
--------------------------------------------------------------------------------

                                                  MASSMUTUAL CORPORATE INVESTORS
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)
June 30, 2005
(Unaudited)

                                                    Fair Value/                                                         Fair Value/
INDUSTRY CLASSIFICATION:                           Market Value     INDUSTRY CLASSIFICATION: (Cont.)                   Market Value
                                                   ------------                                                        ------------
AEROSPACE - 2.37%                                                   BUILDINGS & REAL ESTATE - 3.96%
Argo Tech Corporation                              $    922,250     A W C Holding Company                              $  2,226,575
Bombardier Capital, Inc.                                905,000     Adorn, Inc.                                           2,468,901
Consolidated Foundries Holdings                       2,502,570     Compression Polymers Holding                            129,350
Esterline Technologies                                  212,000     Shelter Acquisition, Inc.                             3,265,685
Vought Aircraft Industries                              990,000     Texas Industries, Inc.                                   71,750
                                                   ------------     TruStile Doors, Inc.                                  1,060,615
                                                      5,531,820                                                        ------------
                                                   ------------                                                           9,222,876
AUTOMOBILE - 8.03%                                                                                                     ------------
America's Body Company, Inc./LCP Holding Co.          3,500,002     CARGO TRANSPORT - 2.61%
Collins & Aikman Products Co.                           225,000     Kenan-Advantage Transport Company                     2,449,612
Gencorp, Inc.                                           279,720     Ship Finance International Ltd.                         713,438
Goodyear Tire & Rubber Co.                            1,361,500     Tidewater Holdings, Inc.                              2,907,576
Jason, Inc.                                           1,986,175                                                        ------------
LIH Investors, L.P.                                   4,892,228                                                           6,070,626
Metaldyne Corporation                                   903,825                                                        ------------
Nyloncraft, Inc.                                      2,888,306     CHEMICAL, PLASTICS & RUBBER - 3.41%
Qualis Automotive LLC                                 2,165,062     Capital Specialty Plastics, Inc.                          2,156
United Components, Inc.                                 503,750     Huntsman LLC                                            379,485
                                                   ------------     Koppers Inc.                                            756,000
                                                     18,705,568     Lyondell Chemical Co.                                   957,375
                                                   ------------     O M Group, Inc.                                         750,000
BEVERAGE, DRUG & FOOD - 6.28%                                       P Q Corporation                                       1,080,750
Beta Brands Ltd -                                                   Process Chemicals LLC                                   288,000
Cains Foods, L.P.                                       599,276     Rhodia SA                                             1,339,250
Del Monte Corporation                                   247,500     Tomah Holdings, Inc.                                  2,386,114
Dominos, Inc.                                           310,980                                                        ------------
Eagle Pack Pet Foods, Inc.                            1,092,372                                                           7,939,130
Land O'Lakes, Inc.                                      808,125                                                        ------------
National Wine & Spirit Inc.                             752,450     CONSUMER PRODUCTS - 7.45%
Nonni's Food Company, Inc.                            2,315,673     Alh Fin LLC / ALH Fin Corporation                       435,219
PepsiAmericas, Inc.                                   2,364,441     Appleton Papers, Inc.                                   292,500
Pinnacle Foods Holdings                                 402,750     Augusta Sportswear Holding Co.                        2,150,762
River Ranch Fresh Foods LLC                           2,087,046     Colibri Holdings Corporation                          2,004,633
Specialty Foods Group, Inc.                             140,156     Euro-Pro Corporation                                  1,700,439
Vicorp Restaurants, Inc.                                606,000     G F S I, Inc.                                           682,500
Vitality Foodservice, Inc.                            2,136,944     H C I Direct, Inc.                                         --
Wornick Co.                                             761,250     Maverick Acquisition Company                          1,150,162
                                                   ------------     Neff Motivation, Inc.                                   172,904
                                                     14,624,963     Rayovac Corporation                                     209,000
                                                   ------------     Royal Baths Manufacturing Company                     1,047,345
BROADCASTING &                                                      Savage Sports Holdings, Inc.                          2,098,716
  ENTERTAINMENT - 2.76%                                             The Tranzonic Companies                               3,306,459
C C O Holdings LLC/Cap Corp                             486,250     Volcom, Inc.                                              5,354
C S C Holdings, Inc.                                    493,750     Walls Industries, Inc.                                2,113,050
Cablevision Systems Corporation                       1,002,500     Winsloew Furniture, Inc.                                     14
Cenveo Corporation                                    1,045,000                                                        ------------
Charter Communications Holdings LLC                     248,750                                                          17,369,057
Charter Communications Op LLC                           772,500                                                        ------------
Liberty Media Corporation                               930,103     CONTAINERS, PACKAGING & GLASS - 5.31%
Lodgenet Entertainment Corporation                      463,250     A E P Industries, Inc.                                  175,388
Mediacom Communications Corporation                     997,500     Paradigm Packaging, Inc.                              2,603,125
                                                   ------------     Pliant Corporation                                    1,606,734
                                                      6,439,603     Sea Containers Ltd.                                     802,663
                                                   ------------     Snyder Industries, Inc.                               3,402,020
                                                                    Tekni-Plex, Inc.                                      1,531,875
                                                                    Vitex Packaging, Inc.                                 2,256,298
                                                                                                                       ------------
                                                                                                                         12,378,103
                                                                                                                       ------------

--------------------------------------------------------------------------------
26
                                                  MASSMUTUAL CORPORATE INVESTORS
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)
June 30, 2005
(Unaudited)

                                                    Fair Value/                                                         Fair Value/
INDUSTRY CLASSIFICATION:(Cont.)                    Market Value     INDUSTRY CLASSIFICATION: (Cont.)                   Market Value
                                                   ------------                                                        ------------
DISTRIBUTION - 3.57%                                                ARMING & AGRICULTURE - 0.00%
Affinia Group, Inc.                                $    386,400     Protein Genetics, Inc.                             $       --
Brampton Fastener Co. Ltd                                74,250                                                        ------------
Corvest Group, Inc.                                   3,712,360     FINANCIAL SERVICES - 3.85%
Kele and Associates, Inc.                             2,260,343     BCP Caylux Holding Lux SCA                              543,200
QualServ Corporation                                  1,885,614     Dollar Financial Group                                  618,750
Strategic Equipment & Supply Corporation, Inc.             --       East River Ventures I, L.P.                              22,685
                                                   ------------     Ford Motor Credit Co.                                   977,187
                                                      8,318,967     General Motors Acceptance Corporation                   977,544
                                                   ------------     Highgate Capital LLC                                      2,723
DIVERSIFIED/CONGLOMERATE,                                           Interpool, Inc.                                         766,875
  MANUFACTURING - 3.99%                                             Lazard LLC                                            1,679,578
Activant Solutions Inc                                1,488,600     Leucadia National Corporation                         1,662,500
AmerCable, Inc.                                       2,116,093     Mrs. Fields Brands / Finance                            705,000
Coining of America LLC                                1,864,999     Victory Ventures LLC                                          2
Dexter Magnetics Technologies, Inc.                   1,047,037     Western Alliance Bancorp                                  5,080
Douglas Dynamics LLC                                    617,400     Williams Scotsman, Inc.                               1,005,000
Evans Consoles, Inc.                                       --                                                          ------------
Great Lakes Dredge & Dock Corp                          568,125                                                           8,966,124
Justrite Manufacturing Acquisition Co.                1,595,243                                                        ------------
                                                   ------------     HEALTHCARE, EDUCATION
                                                      9,297,497       & CHILDCARE - 4.03%
                                                   ------------     A T I Acquisition Company                             2,007,268
DIVERSIFIED/CONGLOMERATE,                                           American Hospice Management                           2,655,422
  SERVICE - 6.88%                                                   Interactive Health LLC                                  801,000
Abitibi-Consolidated, Inc.                            1,005,000     MedAssist, Inc.                                       2,380,319
Allied Waste NA                                       1,022,500     Quintiles Transnational Corporation                     547,500
CapeSuccess LLC                                           5,862     Tenet Healthcare Corporation                          1,012,500
Chemed Corporation                                    2,771,253                                                        ------------
Diversco, Inc./DHI Holdings, Inc.                     2,088,103                                                           9,404,009
Dwyer Group, Inc.                                     2,571,339                                                        ------------
Keystone North America, Inc.                            387,822     HOME & OFFICE FURNISHINGS,
Lancaster Laboratories, Inc.                          1,530,147       HOUSEWARES, AND DURABLE
Moss, Inc.                                            1,637,534       CONSUMER PRODUCTS - 3.69%
M S X International, Inc.                               344,750     Connor Sport Court International, Inc.                2,153,661
Service Corporation International                     1,068,756     Home Decor Holding Company                            2,172,529
U S M Holdings Corp.                                  1,177,319     Hussey Seating Corporation                            1,002,493
Universal City Florida                                  416,000     Samsonite Corporation                                 1,062,500
                                                   ------------     U-Line Corporation                                    2,209,249
                                                     16,026,385                                                        ------------
                                                   ------------                                                           8,600,432
ELECTRONICS - 3.57%                                                                                                    ------------
A E S Corporation                                       224,500     LEISURE, AMUSEMENT,
Arrow Electronics, Inc.                               2,077,538       ENTERTAINMENT - 1.64%
Calpine Corporation                                     370,000     Bally Total Fitness Holding Corp                        117,787
Directed Electronics, Inc.                            2,143,425     Keepsake Quilting, Inc.                               1,612,721
Flextronics International Ltd.                          414,000     M G M Mirage, Inc.                                      376,875
N R G Energy, Inc.                                      578,140     Majestic Star Casino LLC                                515,000
Precision Dynamics, Inc.                              1,214,577     O E D Corp/Diamond Jo Company Guarantee                 932,500
Siebe PLC                                               560,625     Warner Music Group                                      277,750
Texas Genco LLC/Financing                               742,013                                                        ------------
                                                   ------------                                                           3,832,633
                                                      8,324,818                                                        ------------
                                                   ------------

--------------------------------------------------------------------------------
                                                  MASSMUTUAL CORPORATE INVESTORS
CONSOLIDATED SCHEDULE OF INVESTMENTS (CONT.)
June 30, 2005
(Unaudited)

                                                    Fair Value/                                                         Fair Value/
INDUSTRY CLASSIFICATION:(Cont.)                    Market Value     INDUSTRY CLASSIFICATION: (Cont.)                   Market Value
                                                   ------------                                                        ------------
MACHINERY - 9.77%                                                   RETAIL STORES - 4.48%
Aearo Co.                                          $    450,000     Blockbuster, Inc.                                  $    444,125
C & M Conveyor, Inc.                                  2,126,073     D S W, Inc.                                               4,990
Integration Technology Systems, Inc.                  1,197,573     IAAI Finance Corporation                                823,701
Manitowoc Company, Inc.                                 209,000     Neff Corporation                                      1,181,312
Maxon Corporation                                     2,600,068     Olympic Sales, Inc.                                   4,163,499
Numatics, Inc.                                          551,375     Rent-A-Center, Inc.                                     400,000
P W Eagle, Inc.                                       1,149,630     Rent-Way, Inc.                                        1,809,801
Safety Speed Cut Manufacturing Company, Inc.          2,675,208     Sports Club Company                                     148,500
Stanadyne Corporation                                 1,417,500     TVI, Inc.                                               382,500
Synventive Equity LLC                                 3,714,261     United Rentals, Inc.                                  1,090,313
Thermadyne Holdings Corporation                         925,000                                                        ------------
Tronair, Inc.                                         2,730,316                                                          10,448,741
Tubular Textile Machinery                             2,413,798                                                        ------------
Weasler Holdings LLC                                    623,035     TECHNOLOGY - 0.61%
                                                   ------------     Cymer, Inc.                                             804,313
                                                     22,782,837     Delstar Holding Corp.                                   441,596
                                                   ------------     Magnachip Semiconductor                                  96,000
MEDICAL DEVICES/BIOTECH - 1.36%                                     NeuStar, Inc.                                            74,240
Bausch & Lomb, Inc.                                                                                                    ------------
Beacon Medical Products, Inc.                         1,972,952                                                           1,416,149
Coeur, Inc.                                           1,208,020                                                        ------------
E X C Acquisition Corporation                              --       TELECOMMUNICATIONS - 2.61%
                                                   ------------     Alamosa Delaware, Inc.                                  783,906
                                                      3,180,972     Cincinnati Bell, Inc.                                 1,127,500
                                                   ------------     Intelsat Bermuda, Ltd.                                  974,125
MINING, STEEL, IRON                                                 Jordan Telecom Products                                    --
  & NON PRECIOUS METALS - 0.05%                                     MCI, Inc.                                               560,625
Better Minerals & Aggregates                            108,991     Rogers Wireless, Inc.                                 1,302,113
                                                   ------------     Telex Communications, Inc.                              835,095
OIL AND GAS - 3.68%                                                 Triton P C S, Inc.                                      507,375
Chesapeake Energy Corporation                         1,139,500                                                        ------------
Dynegy Holdings, Inc.                                   493,750                                                           6,090,739
GulfMark Offshore, Inc.                                 594,662                                                        ------------
Mustang Ventures Company                                694,833     UTILITIES - 1.57%
North American Energy Partners                          344,000     Bill Barrett Corporation
Offshore Logistics, Inc.                                434,250     El Paso Corporation                                   1,081,500
Pacific Energy Partners                                 520,625     Markwest Energy                                         472,625
Supreme Industries, Inc.                                847,085     Moog, Inc.                                              119,700
Transmontaigne, Inc.                                  3,499,923     Nalco Co.                                               532,500
                                                   ------------     Tenaska Alabama Partners LP                             364,500
                                                      8,568,628     Utilicorp United, Inc.                                1,085,000
                                                   ------------                                                        ------------
PHARMACEUTICALS - 0.62%                                                                                                   3,655,825
Enzymatic Therapy, Inc.                               1,439,693                                                        ------------
                                                   ------------     WASTE MANAGEMENT/
PUBLISHING/PRINTING - 2.75%                                           POLLUTION - 0.88%
American Media Operation, Inc.                          852,750     Terra Renewal Services, Inc.                          2,056,258
Cadmus Communications Corporation                       771,562                                                        ------------
Houghton Mifflin Co.                                  1,067,500     Corporate Restricted and
Jostens I H Corporation                                 740,625     Public Securities - 101.78%                        $237,223,412
Merrill Corporation                                   1,597,500                                                        ============
Primedia, Inc.                                        1,002,500
Sheridan Acquisition Corporation                        389,531
                                                   ------------
                                                      6,421,968
                                                   ------------

                 See Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
28

                                                  MASSMUTUAL CORPORATE INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1. HISTORY

     MassMutual Corporate Investors (the "Trust") commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

     The Trust is a diversified closed-end management investment company. Babson Capital Management LLC, formerly David L. Babson & Company Inc. ("Babson Capital"), a whollyowned indirect subsidiary of Massachusetts Mutual Life Insurance Company, ("MassMutual"), acts as its investment adviser. The Trust's investment objective is to maintain a portfolio of securities providing a fixed yield while providing an opportunity for capital gains, by investing primarily in a portfolio of privately placed below investment grade, long term corporate debt obligations with equity features, such as warrants, conversions rights or other equity features and, occasionally, preferred stocks purchased directly from their issuers.

     On January 27,1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary ("MMCI Subsidiary Trust") for the purpose of holding certain investments. The results of MMCI Subsidiary Trust have been included in the accompanying consolidated financial statements. Footnote 2-D, below discusses the Federal tax consequences of the MMCI Subsidiary Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America.

     A. VALUATION OF INVESTMENTS:

     Valuation of a security in the Trust's portfolio is made on the basis of market price whenever market quotations are readily available and all securities of the same class held by the Trust can be readily sold in such market.

     Nearly all securities which are acquired by the Trust directly from the issuers and shares into which such securities may be converted or which may be purchased on the exercise of warrants attached to such securities will be subject to legal or contractual delays in, or restrictions on, resale and will therefore be "restricted securities." Generally speaking, as contrasted with open-market sales of unrestricted securities which may be effected immediately if the market is adequate, absent an exemption from registration, restricted securities can be sold only in a public offering for which a registration statement is in effect under the Securities Act of 1933.

     The value of restricted securities, and of any other assets for which there are no reliable market quotations, is the fair value as determined in good faith by the Trust's Board of Trustees (the "Trustees"). Each restricted security is valued by the Trustees at the time of the acquisition thereof and at least quarterly thereafter. The Trustees have established guidelines to aid in the valuation of each security. Generally, restricted securities are initially valued at cost or less at the time of acquisition by the Trust. Values greater or less than cost are used thereafter for restricted securities in appropriate circumstances. Among the factors ordinarily considered are the existence of restrictions upon the sale of the security by the Trust; an estimate of the existence and extent of a market for the security; the extent of any discount at which the security was acquired; the estimated period of time during which the security will not be freely marketable; the estimated expenses of registering or otherwise qualifying the security for public sale; estimated underwriting commissions if underwriting would be required to effect a sale; in the case of a convertible security, whether or not it would trade on the basis of its stock equivalent; in the case of a debt obligation which would trade independently of any equity equivalent, the current yields on comparable securities; the estimated amount of the floating supply of such securities available for purchase; the proportion of the issue held by the Trust; changes in the financial condition and prospects of the issuer; the existence of merger proposals or tender offers affecting the issuer; and any other factors affecting fair value, all in accordance with the Investment Company Act of 1940. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

     When market quotations are readily available for unrestricted securities of an issuer, restricted securities of the same class are generally valued at a discount from the market price of such unrestricted securities. The Trustees, however, consider all factors in fixing any discount, including the filing of a registration statement for such securities under the Securities Act of 1933 and any other developments which are likely to increase the probability that the securities may be publicly sold by the Trust without restriction.

     The Trust's Board of Trustees meets at least once in each quarter to value the Trust's portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the

                                                  MASSMUTUAL CORPORATE INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(CONTINUED)

     Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, the Trust's investment adviser. In making valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the relevant factors referred to above. Babson Capital has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $146,086,156 (62.68% of net assets) as of June 30, 2005 whose values have been determined by the Board of Trustees in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. The values for corporate public securities are stated at the last reported sales price or at prices based upon quotations obtained from brokers and dealers as of June 30, 2005, subject to discount where appropriate, and are approved by the Trustees. Short-term securities with more than sixty days to maturity are valued at fair value and short-term securities having a maturity of sixty days or less are valued at amortized cost which approximates market value.

     B. ACCOUNTING FOR INVESTMENTS:

     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable. The Trust has elected to accrue, for financial reporting purposes, certain premiums and discounts which are required to be accrued for federal income tax purposes. Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

     C. USE OF ESTIMATES:

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     D. FEDERAL INCOME TAXES:

     No provision for federal taxes on net investment income and short-term capital gains is considered necessary because the Trust has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend to the Trustees either to designate the net realized long-term gains as undistributed and to pay the federal capital gains taxes thereon or to distribute all or a portion of such net gains.

     The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust's pro rata share of income allocable to the Trust by a partnership operating company. The Trust's violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The MMCI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust's status as a regulated investment company.

     The MMCI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the MMCI Subsidiary Trust, all of the MMCI Subsidiary Trust's taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. For the six months ended June 30, 2005 the MMCI Subsidiary Trust has accrued tax expense on net realized and unrealized gains of $192,774 and $736,369, respectively.

     E. DISTRIBUTIONS TO SHAREHOLDERS:

     The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the exdividend date. The Trusts net investment income dividend is declared four times per year, in April, July, October and December. The Trusts net realized capital gain distribution, if any, is declared in December.

                                                  MASSMUTUAL CORPORATE INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(CONTINUED)

3. INVESTMENT SERVICES CONTRACT

     A. SERVICES:

     Under an Investment Services Contract with the Trust dated July 1, 1988 (the "Current Contract"), Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital has further agreed that it will request each issuer of securities, which MassMutual is prepared to purchase in a negotiated private placement, and which would be consistent with the investment objectives and policies of the Trust, to also offer such securities to the Trust. Babson Capital will use its best efforts to insure that issuers accede to such requests. MassMutual has agreed that, subject to such orders of the Securities and Exchange Commission ("SEC") as may apply, it will invest concurrently with the Trust in any such investment. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Under the Current Contract, Babson Capital provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

     B. FEES:

     Under the Current Contract, the Trust pays Babson Capital a quarterly base rate (the "Base Fee Rate") of 5/16 of 1% of the value of the Trust's net assets as of the end of each fiscal quarter, approximately equivalent to 1.25% of the net asset value of the Trust on an annual basis, plus or minus a quarterly performance adjustment (the "Performance Adjustment") of up to 1/16 of 1% of net asset value, approximately equivalent to plus or minus 0.25% on an annual basis.

     The Performance Adjustment is based on the Trust's performance as compared to a benchmark rate of return (the "Target Rate") equal to 5.0 percentage points plus an unweighted, arithmetic average of the rates of return of the Standard & Poor's Industrials Composite (formerly called the Standard & Poor's Industrial Price Index) and the Lehman Brothers Intermediate U.S. Credit Index (formerly called the Lehman Brothers Corporate Bond Index) over a rolling three-year period (the "Measurement Period") comprising the twelve quarters ending on the last day of each quarter (the "Valuation Date"). The Standard & Poor's Industrials Composite is not readily available to the general public. Babson Capital obtains the information for this index from Factset Research Systems. The three-year annualized return for the Standard & Poor's Industrials Composite for the period ended June 30, 2005 was 8.24%. The Performance Adjustment is equal to 5% of the difference between the Trust's actual rate of return over the Measurement Period and the Target Rate. If the Trust's actual rate of return exceeds the Target Rate, the Base Fee Rate is increased by an amount equal to the Performance Adjustment; if the Trust's actual rate of return is less than the Target Rate, the Base Fee Rate is reduced by the Performance Adjustment. Under the Current Contract, the advisory fee payable by the Trust is equal to the Base Fee Rate (as adjusted by the Performance Adjustment) times the net asset value of the Trust as of the Valuation Date.

     In connection with a nationwide sweep examination of investment companies having performance fees conducted by the staff of the Fort Worth, Texas regional office of the SEC, the Trust recently received a letter (the "SEC Letter") stating that the SEC staff interprets Section 205 of the Investment Advisers Act of 1940 (the "Advisers Act") and the rules promulgated thereunder in a way that is inconsistent with the methodology for calculating the Performance Adjustment set forth in the Current Contract. Retroactive adjustment to the calculation methodology for the period since July 1, 1988 (the period during which the Performance Adjustment has been in effect) using the staff's methodology would result in a reduction in aggregate investment advisory fees for that period. As a result, Babson Capital reduced its investment advisory fee for the quarters ended December 31, 2004 and March 31, 2005 by an aggregate amount of $269,788 ($176,223 for the quarter ended December 31, 2004 and $93,565 for the quarter ended March 31, 2005), which represented the excess of the aggregate investment advisory fee calculated total under the Current Contract for the period from July 1, 1988 through March 31, 2005, over the fee calculated using the methodology identified by the SEC staff, together with interest. Babson Capital has also agreed to waive, for each quarter beginning July 1, 2004, the amount, if any, by which (A) the investment advisory fee calculated in the manner described in the Current Contract exceeds (B) the sum of (i) 5/16 of 1% times the ending net asset value for that quarter plus or minus (ii) the Performance Adjustment applied against the average quarter end net assets for the Trust for the twelve-quarter period ending on such quarter, which is consistent with the methodology identified by the SEC staff (the "Fee Waiver"). The Performance Adjustments for the three-month period ended March 31 and June 30, 2005 were:

                                                  MASSMUTUAL CORPORATE INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(CONTINUED)


                                           PERFORMANCE
                                            ADJUSTMENT       AMOUNT
                                           -----------     ----------
     MARCH 31, 2005                          0.0625%       $122,255*
     JUNE 30, 2005                           0.0625%       $125,025**

      *Net of waiver of $18,048.
     **Net of waiver of $20,570.

     C. BASIS FOR BOARD RENEWAL OF CURRENT CONTRACT AND RECOMMENDATION TO APPROVE PROPOSED NEW CONTRACT

     At a meeting of the Board of Trustees of the Trust held on April 22, 2005, the Board of Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or Babson Capital) unanimously (1) approved, and recommend that the shareholders of the Trust approve, a new investment services contract (the "New Contract" and together with the Current Contract the "Contracts"), and (2) approved the continuance of the Current Contract until such time as the New Contract becomes effective following its approval by the Trust's shareholders. See Footnote 10.

     The proposed New Contract between the Trust and Babson Capital provides for a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust each quarter, which is approximately equal to 1.25% annually, with no performance adjustment (the "Flat Fee"). The proposed New Contract requires the approval of a majority of the Trust's shareholders at a Special Meeting of Shareholders on August 8, 2005 and, if approved, would go into effect on October 1, 2005 (or the first day of the first quarter following shareholder approval). The New Contract provides that for its first eighteen months, the management fee cannot exceed the amount that Babson Capital is paid under the Trust's existing investment advisory arrangements.

     Prior to the meeting, the Board of Trustees requested and received from Ropes & Gray LLP ("Ropes & Gray"), counsel to the Trust, a memorandum describing the Board of Trustees' legal responsibilities in connection with its review and approval of the Contracts. The Board of Trustees also requested and received from Babson Capital extensive written and oral information regarding: the principal terms of the Contracts; the reasons why Babson Capital was proposing the New Contract; Babson Capital and its personnel; the Trust's investment performance, including comparative performance information; the nature and quality of the services provided by Babson Capital to the Trust; financial strength of Babson Capital; the fee arrangements, including a comparison of the fees payable under the Current and New Contracts; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Babson Capital; and "fall-out" benefits to Babson Capital resulting from the Contracts.

     Among other things, the Trustees discussed and considered with management
     (i) the aforementioned guidance provided by Ropes & Gray and the information provided by Babson Capital prior to the meeting and (ii) the reasons Babson Capital put forth in support of its recommendation that the Trustees approve the New Contract without the Current Contract's Performance Adjustment. These reasons are summarized below.

     o Performance Fees Have Come Under Increased Regulatory Scrutiny. Babson Capital has addressed the issues raised in the SEC Letter temporarily by means of the Fee Waiver Letter. Switching to the Flat Fee under the proposed New Contract would represent a more permanent solution.

     o The Fee Structure of the New Contract is Fair to Trust Shareholders. Since 1990, the Trust would have paid Babson Capital and its predecessor, MassMutual, an average annual advisory fee under the Current Contract (calculated in accordance with the Fee Waiver) that was higher than the 1.25% flat fee being proposed under the New Contract. Moreover, for the first eighteen months of the New Contract, shareholders of the Trust are guaranteed that they will not pay an advisory fee greater than what would be due under the Current Contract.

     o The Fee Structure of the New Contract is Fair to Babson Capital. Even without a performance incentive fee and, potentially, with a lower overall fee under the New Contract, Babson Capital will be fairly compensated and incented to provide high quality investment management services to the Trust since the Trust is required to be offered the opportunity to co-invest in portfolio securities with MassMutual, Babson Capital's corporate parent.

     o The Fee Structure of the New Contract is Fair in Light of the Services to be Provided. There will be no change in the level of services required to be delivered by Babson Capital under the New Contract.

     o Changing from a Performance Fee to a Fixed Fee Results in Greater Certainty. Since neither Babson Capital nor the Trust has any control over the make-up or public availability of the two market indices used as the performance measure under the Current Contract, there is no certainty that the indices will always be available measures under
          Section 205 of the Advisers Act. Switching

                                                  MASSMUTUAL CORPORATE INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(CONTINUED)

          to the Flat Fee under the proposed New Contract would eliminate this uncertainty.

     In their deliberations, the Trustees considered all factors that they believed relevant. Although, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees attributed different weight to various factors, the following is a summary of the material factors and conclusions that formed the basis of the Trustees' determination to (1) approve, and recommend that the shareholders of the Trust approve, the proposed New Contract, and (2) approve the continuance of the Current Contract subject to the Fee Waiver until such time as the New Contract becomes effective following its approval by the Trust's shareholders.

     NATURE, EXTENT, AND QUALITY OF SERVICES TO BE PROVIDED BY BABSON CAPITAL

     In evaluating the scope and quality of the services provided by Babson Capital, the Trustees considered, among other factors: (i) the scope of services required to be provided by Babson Capital under the Contracts;
     (ii) Babson Capital's ability to find and negotiate private placement securities having equity features; (iii) the experience and quality of Babson Capital's staff; (iv) the financial strength of Babson Capital's financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the Trust's ability to co-invest in negotiated private placements with MassMutual; and (vii) the expansion of the scope of services provided by Babson Capital as result of regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Board of Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided, and expected to be provided in the future, under both the renewed Current Contract and the proposed New Contract.

     INVESTMENT PERFORMANCE

     The Board also examined the Trust's short-term, intermediate- term, and long-term performance as compared against appropriate benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1, 3, 5, and 10-year periods. In addition, the Trustees considered comparisons of the Trust's performance with the performance of
     (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Lipper closed-end bond universe. It was acknowledged that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments and due to the fact that the business development companies often reported returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust's absolute and relative performance over time have been sufficient to warrant approval of the Contracts.

     ADVISORY FEE/COST OF SERVICES PROVIDED AND PROFITABILITY/ MANAGER'S "FALL-OUT" BENEFITS

     In connection with the Trustees' consideration of the advisory fee paid by the Trust to Babson Capital under the Current Contract and the proposed New Contract, Babson Capital noted that it was unaware of any closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than MassMutual Participation Investors ("Participation Investors"), which also is advised by Babson Capital and pays a quarterly advisory fee equal to 0.225% of the fund's NAV (an amount equivalent to 0.90% on an annual basis). In considering the fee rate recommended under the New Contract, the Trustees noted: the Trust's different investment objectives and that the 0.90% annual advisory fee for Participation Investors has been in effect since 1988, whereas the annual advisory fee for Tower Square Capital Partners, L.P., a more recent private mezzanine fund managed by Babson Capital that commenced operations in 2002, is 1.5% of committed capital during the 5 year investment period and 1.25% of net invested capital thereafter plus an incentive allocation of 20% of net realized gains after investors have received a cumulative 8% internal rate of return. With respect to the proposed Flat Fee under the New Contract, the Trustees also took into consideration the following factors: switching to the Flat Fee provides a permanent response to the issues raised in the SEC Letter and the increased regulatory scrutiny surrounding performance fees more generally; the advisory fee proposed under the New Contract is less than the average annual fee that had been paid pursuant to the performance fee formula under the Current Contract; shareholders would be guaranteed not to pay more fees under the New Contract during the Transition Period than would have been paid under the Current Contract; there would be no changes in the services being provided by Babson Capital to the Trust

                                                  MASSMUTUAL CORPORATE INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(CONTINUED)

     under the New Contract; and Babson Capital has sufficient incentives to continue to provide the same high level of services under the New Contract even without the performance fee. With respect to the advisory fee payable under the Current Contract, the Trustees also considered the appropriateness of the two indices that comprised the Trust's performance benchmark and the Fee Waiver agreed to by Babson Capital. At the request of the Trustees, Babson Capital also provided information concerning the profitability of Babson Capital's advisory relationship with the Trust. The Board also considered the noneconomic benefits Babson Capital and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust's portfolio transactions used by Babson Capital for third-party soft dollar arrangements (less than $1,500). The Trustees recognized that Babson Capital should be entitled to earn a reasonable level of profits for services provided to the Trust and, based on their review, concluded that they were satisfied that Babson Capital's level of profitability from its relationship with the Trust was not excessive and that the advisory fee structures under the Current Contract and the New Contract are reasonable.

     ECONOMIES OF SCALE

     The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth seemed unlikely. The Trustees also examined the scale down features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million whereas the Trust had $218,505,148 in net assets as of December 31, 2004. The Trustees further noted that the Trust is a relatively small, closed-end registered investment company that has not grown significantly in the past and is not likely to grow significantly in the future. The Trustees concluded that the absence of breakpoints in the fee schedule under the Current Contract and the proposed New Contract were acceptable given the Trust's size and circumstances.

4. SENIOR SECURED INDEBTEDNESS

     A. NOTE PAYABLE:

     MassMutual holds the Trust's $20,000,000 Senior Fixed Rate Convertible Note (the "Note") issued by the Trust in 1995. The Note, as amended, is due November 15, 2007 and accrues at 7.39% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2005, the Trust incurred total interest expense on the Note of $739,000.

     The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Notes proposed to be redeemed.

     B. REVOLVING CREDIT AGREEMENT:

     The Revolving Credit Agreement with Fleet National Bank, dated June 29, 2000, matured on May 31, 2005. Effective May 31, 2005, the Trust has entered into a Revolving Credit Agreement (the "New Revolver"; collectively, the "Revolvers") with The Royal Bank of Scotland PLC, in the principal amount of $25,000,000, maturing May 31, 2008. The New Revolver bears interest payable in arrears at a per annum rate that varies depending upon whether the Trust requests a Base Rate Loan or LIBOR Rate Loan. Interest on Base Rate Loans equals the higher of: (i) the annual "Base Rate" as set periodically by the Agent Bank and (ii) the most recent Federal Funds Effective Rate plus .50% per annum. Per annum interest on LIBOR Rate Loans equals .37% plus the London Inter Bank Offered Rate ("LIBOR") rate, divided by 1 minus LIBOR Reserve Rate. The Trust also incurs expense on the undrawn portion of the total New Revolver at a rate of .15% per annum. The Trust incurred closing costs on the New Revolver of $25,000.

     As of June 30, 2005, there was $9,000,000 in outstanding loans against the New Revolver and the average rate of interest for the six months ended June 30, 2005 attributable to the Revolvers was 3.11%. For the six months ended June 30, 2005, the Trust incurred total interest expense on the Revolvers of $152,593, plus $17,876 related to the undrawn portion.

5. PURCHASES AND SALES OF INVESTMENTS

                                                    FOR THE SIX MONTHS
                                                     ENDED 6/30/2005

                                                COST OF           PROCEEDS FROM
                                              INVESTMENTS            SALES OR
                                               ACQUIRED             MATURITIES
                                             ------------          ------------
     Corporate restricted securities         $ 30,884,874          $ 52,082,440
     Corporate public securities               12,775,417             9,622,140
     Short-term securities                    389,394,470           375,132,697

                                                  MASSMUTUAL CORPORATE INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(CONTINUED)

     The aggregate cost of investments was substantially the same for financial reporting and federal income tax purposes as of June 30, 2005. The net unrealized appreciation of investments for financial reporting and federal tax purposes as of June 30, 2005 is $1,881,046 and consists of $25,378,697 appreciation and $23,497,651 depreciation.

6. QUARTERLY RESULTS OF INVESTMENT OPERATIONS

                                                   MARCH 31, 2005
                                               AMOUNT         PER SHARE
                                               ------         ---------
     Investment income                       $5,534,814
     Net investment income                    4,176,321         $0.46
     Net realized and unrealized
      gain on investments                     1,164,599          0.13


                                                    JUNE 30, 2005
                                               AMOUNT         PER SHARE
                                               ------         ---------
     Investment income                       $5,790,885
     Net investment income                    4,257,224          0.47
     Net realized and unrealized gain
      on investments (net of taxes)           7,765,845          0.86

7. AGGREGATE REMUNERATION PAID TO OFFICERS, TRUSTEES AND THEIR AFFILIATED
   PERSONS

     For the six months ended June 30, 2005, the Trust paid its Trustees aggregate remuneration of $74,000. The Trust does not pay any compensation to any of its Trustees who are "interested persons" (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust. Messers. Reese and Joyal were each classified as "interested persons" of the Trust.

     All of the Trust's officers are employees of Babson Capital or MassMutual. Pursuant to the Investment Services Contract, the Trust does not compensate its officers who are employees of Babson Capital or MassMutual.

     For the six months ended June 30, 2005, Mr. Reese, one of the Trust's Trustees, was an "affiliated person" (as defined by the 1940 Act) of MassMutual and Babson Capital. The Trust did not make any payments to Babson Capital for the six months ended June 30, 2005, other than amounts payable to Babson Capital pursuant to the Investment Services Contract. For the six months ended June 30, 2005, the Trust paid the following amounts to MassMutual, exclusive of interest expense on the Note explained in Footnote 4A:

     Preparation of the Trust's Quarterly
      and Annual Reports to Shareholders                      $11,868

     Preparation of Certain of the Trust's
      Shareholder communications                                1,264

     Preparation of the Trust's
      Annual Proxy Statements                                   1,084
                                                              -------
                                                              $14,216
                                                              -------

8. CONTINGENCIES

     The Trust, together with other investors, including MassMutual, is a plaintiff in litigation connected with private placement investments made by the Trust in Sharp International Corporation ("Sharp"). Three managing shareholders of Sharp, which is currently being liquidated in Chapter 11 liquidation proceedings, have pleaded guilty to criminal fraud charges. Initially, two separate civil lawsuits were brought in New York State Court in an attempt to recover damages for lost investment funds from Sharp's working capital lender and auditors. The first lawsuit involving Sharp's working capital lender was dismissed prior to trial. An appeal of this dismissal was unsuccessful. The second lawsuit against Sharp's auditors was settled in the Spring of 2005. Under the terms of the settlement agreement, the Trust recovered all legal fees it incurred to prosecute the lawsuit, as well as additional amounts. A related lawsuit brought by the Trustee of the Sharp bankruptcy estate against Sharp's auditors on behalf of unsecured creditors, including the Trust, was also settled at the same time. Total net proceeds to be distributed to the Trust as a result of the settlement of these two lawsuits against Sharp's auditors are expected to be approximately $1,400,000, of which $866,275 has already been received by the Trust.

9. RESULTS OF SHAREHOLDER MEETING

     The Annual Meeting of Shareholders was held on Friday, April 22, 2005. Prior to the Annual Meeting, Steve Kandarian resigned from the Board of Trustees effective as of April 11, 2005. Mr. Kandarian also withdrew his agreement to stand for re-election. As a result, the size of the Board of Trustees was reduced from 8 to 7 members and only two Trustees stood for re-election at the Annual Meeting.

     At the Annual Meeting, the Shareholders were asked to vote to re-elect Jack
     A. Laughery and Corine T. Norgaard as trustees, each for a three-year term. The Trust's other trustees (Donald E. Benson, Donald Glickman, Martin T. Hart, Robert E. Joyal and Stuart H. Reese) continued to serve their respective terms following the April 22, 2005 Annual Shareholders Meeting. The results of the Shareholders votes are set forth below.

                                                  MASSMUTUAL CORPORATE INVESTORS

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(CONTINUED)


                                               JACK A.              CORINE T.
     TRUSTEE:                                 LAUGHERY              NORGAARD
     ------------------------------------------------------------------------
     SHARES FOR:                             7,060,588             7,055,303

     WITHHELD                                   88,100                93,385

     TOTAL                                   7,148,688             7,148,688

     % OF SHARES
     VOTED FOR                                  98.77%                98.69%

10. SUBSEQUENT EVENTS

     Prior to the Board of Trustees July 15, 2005 quarterly meeting, Stuart H. Reese stepped down as a Trustee and Chairman of the Board of Trustees as a result of his new position as President and CEO of MassMutual. At the quarterly meeting the Board appointed Roger W. Crandall as Trustee to complete the unexpired term of the Board seat vacated by Mr. Reese. The Board also elected Mr. Crandall to the office of Chairman of the Board. Mr. Crandall is an "interested person" of the Trust as defined in the 1940 Act. In addition, the Board of Trustees voted to expand the Board from seven to eight Trustees and appointed Michael H. Brown as a Trustee to a three-year term of office.

     At the Special Meeting of Shareholders held on August 8, 2005, shareholders of record of the Trust at the close of business on June 10, 2005 voted to approve the new Investment Services Contract between the Trust and Babson Capital described in Footnote 3.C.

    TRUSTEES                           OFFICERS

Donald E. Benson*              Roger W. Crandall        Chairman
Michael H. Brown               Clifford M. Noreen       President
Roger W. Crandall              James M. Roy             Vice President &
Donald Glickman                                         Chief Financial
Martin T. Hart*                                         Officer
Robert E. Joyal                Stephen L. Kuhn          Vice President &
Jack A. Laughery                                        Secretary
Corine T. Norgaard*            Michael P. Hermsen       Vice President
                               Mary Wilson Kibbe        Vice President
                               Michael L. Klofas        Vice President
                               Richard E. Spencer, II   Vice President
                               Laura L. Grant           Treasurer
                               John T. Davitt, Jr.      Comptroller
                               Mary Ellen Wesneski      Chief Compliance
                                                        Officer


*Member of the Audit Committee



                  DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

MassMutual Corporate Investors offers a Dividend Reinvestment and Share Purchase Plan. The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to Shareholder Financial Services, Inc., the Transfer Agent. Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to Shareholder Financial Services, Inc., Agent for MassMutual Corporate Investors' Dividend Reinvestment and Share Purchase Plan, P.O. Box 173673, Denver CO 80217-3673.

[LOGO]
--------------------------------------------------------------------------------































                                                                     D8 1039 805

ITEM 2.  CODE OF ETHICS.

         Not Applicable for this filing.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         Not Applicable for this filing.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not Applicable for this filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not Applicable for this filing.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable for this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

         Not Applicable for this filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

         Not Applicable for this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not Applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not Applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

        (a)(1) ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

               Not Applicable for this filing.

        (a)(2) A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

               Attached hereto as EX-99.31.1
               Attached hereto as EX-99.31.2

        (a)(3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

               Not Applicable for this filing.

        (b)    CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

               Attached hereto as EX-99.32

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):   MassMutual Corporate Investors
                ----------------------------------
By:             /s/ Clifford M. Noreen
                ----------------------------------
                Clifford M. Noreen, President
                ----------------------------------
Date:           September 6, 2005
                ----------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:             /s/ Clifford M. Noreen
                ----------------------------------
                Clifford M. Noreen, President
                ----------------------------------
Date:           September 6, 2005
                ----------------------------------
By:             /s/ James M. Roy
                ----------------------------------
                James M. Roy, Vice President, and
                Chief Financial Officer
                ----------------------------------
Date:           September 6, 2005
                ------------------------------